Consolidated Balance Sheets In Thousands	Dec. 31, 2010 USD ( $)	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY
Current assets:
Cash	$ 194,718	1,285,137	1,041,290
Time deposits	1,241,511	8,193,972	5,975,378
Restricted cash	21,303	140,599	123,864
Accounts receivable, net	38,839	256,335	187,340
Prepayments and other current assets	102,847	678,793	568,125
Deferred tax assets	10,918	72,059	76,565
Total current assets	1,610,136	10,626,895	7,972,562
Non-current assets:
Property, equipment and software, net	114,512	755,778	557,756
Land use right, net	1,825	12,046	12,305
License rights	21,915	144,637	212,847
Deferred tax assets	232	1,530	4,188
Other long-term assets	6,935	45,776	43,811
Total non-current assets	145,419	959,767	830,907
Total assets	1,755,555	11,586,662	8,803,469
Current liabilities:
Accounts payable	19,782	130,558	238,435
Salary and welfare payables	27,572	181,973	129,493
Taxes payable	43,838	289,332	213,727
Deferred revenue	117,265	773,952	583,470
Accrued liabilities and other payables	68,547	452,412	212,800
Total current liabilities	277,004	1,828,227	1,377,925
Long-term Payable:
Other long-term payable	5,052	33,342	200
Deferred tax liabilities	221	1,455
Total long-term payable	5,273	34,797	200
Total liabilities	282,277	1,863,024	1,378,125
Commitments and contingencies (See Note 19)
Shareholders' equity:
Ordinary shares, US $0.0001 par value: 1,000,300,000 shares authorized,3,238,025 shares issued and outstanding as of December 31, 2009 and 3,252,364 shares issued and outstanding as of December 31, 2010	405	2,673	2,664
Additional paid-in capital	128,898	850,724	784,489
Statutory reserves	48,783	321,968	225,784
Retained earnings	1,297,794	8,565,446	6,425,841
NetEase.com, Inc's shareholders' equity	1,475,880	9,740,811	7,438,778
Noncontrolling interests	(2,602)	(17,173)	(13,434)
Total shareholders' equity	1,473,278	9,723,638	7,425,344
Total liabilities and shareholders' equity	$ 1,755,555	11,586,662	8,803,469

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Per Share data	Dec. 31, 2010	Dec. 31, 2009
Consolidated Balance Sheets
Ordinary shares, par value (in dollars per share)	$ 0.0001	$ 0.0001
Ordinary shares, shares authorized	1,000,300,000	1,000,300,000
Ordinary shares, shares issued	3,252,364	3,238,025
Ordinary shares, shares outstanding	3,252,364	3,238,025

Consolidated Statements of Operations and Comprehensive Income In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010 USD ( $)	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY	Dec. 31, 2008 CNY
Revenues:
Online game services	$ 749,157	4,944,439	3,368,689	2,498,518
Advertising services	95,941	633,209	383,560	405,887
Wireless value-added services and others	12,446	82,141	71,202	71,719
Total revenues	857,544	5,659,789	3,823,451	2,976,124
Business tax benefit/(expense)	(23,048)	(152,120)	(66,504)	108,460
Net revenues	834,496	5,507,669	3,756,947	3,084,584
Cost of revenues	(272,552)	(1,798,841)	(972,374)	(578,690)
Gross profit	561,944	3,708,828	2,784,573	2,505,894
Operating expenses:
Selling and marketing expenses	(99,542)	(656,976)	(351,661)	(232,487)
General and administrative expenses	(28,730)	(189,621)	(165,205)	(137,118)
Research and development expenses	(48,171)	(317,929)	(244,272)	(221,726)
Total operating expenses	(176,443)	(1,164,526)	(761,138)	(591,331)
Operating profit	385,501	2,544,302	2,023,435	1,914,563
Other income (expenses):
Investment income	44	290	354	1,518
Interest income	21,364	141,001	128,168	144,805
Exchange gains (losses)	(13,560)	(89,488)	9,617	(167,102)
Other, net	(2,975)	(19,634)	(10,934)	3,552
Income before tax	390,374	2,576,471	2,150,640	1,897,336
Income tax	(52,189)	(344,446)	(313,861)	(300,673)
Net income	338,185	2,232,025	1,836,779	1,596,663
Net loss attributable to non-controlling interests	568	3,747	13,657	25
Net income attributable to the NetEase.com, Inc.'s shareholders	338,753	2,235,772	1,850,436	1,596,688
Comprehensive income	$ 338,753	2,235,772	1,850,436	1,596,688
Net income per share, basic (in CNY and dollars per share)	$ 0.1	0.69	0.57	0.51
Net income per ADS, basic (in CNY and dollars per share)	$ 2.61	17.22	14.34	12.81
Net income per share, diluted (in CNY and dollars per share)	$ 0.1	0.69	0.57	0.49
Net income per ADS, diluted (in CNY and dollars per share)	$ 2.6	17.14	14.24	12.34
Weighted average number of ordinary shares outstanding, basic (in shares)	3,246,426	3,246,426	3,225,250	3,117,117
Weighted average number of ADS outstanding, basic (in shares)	129,857	129,857	129,010	124,685
Weighted average number of ordinary shares outstanding, diluted (in shares)	3,261,886	3,261,886	3,248,983	3,234,214
Weighted average number of ADS outstanding, diluted (in shares)	130,475	130,475	129,959	129,369

Consolidated Statements of Shareholders' Equity In Thousands	Total USD ( $)	Total CNY	Ordinary shares CNY	Additional paid-in capital CNY	Treasury stock CNY	Statutory reserves CNY	Retained earnings CNY	Accumulated other comprehensive income CNY	Non-controlling interests CNY
Balance at Dec. 31, 2007		3,398,633	2,526	133,776		168,729	3,092,062	1,332	208
Balance (in shares) at Dec. 31, 2007			3,036,271
Increase (Decrease) in Shareholders' Equity
Ordinary shares issued upon exercise of employee stock options		18,407	13	18,394
Ordinary shares issued upon exercise of employee stock options (in shares)			19,428
Ordinary shares issued upon conversion of convertible notes		602,026	125	601,901
Ordinary shares issued upon conversion of convertible notes (in shares)			182,720
Repurchase of shares		(165,727)			(165,727)
Repurchase of shares (in shares)					(31,950)
Cancellation of repurchased shares		(165,727)	(22)	(109,398)	165,727		(56,307)
Cancellation of repurchased shares (in shares)			(31,950)		31,950
Share-based compensation cost		67,949		67,949
Appropriation to statutory reserves						27,143	(27,143)
Net income		1,596,663					1,596,688		(25)
Option exercised in a subsidiary by non-controlling shareholders		26							26
Disposal of investments		(1,332)						(1,332)
Balance at Dec. 31, 2008		5,516,645	2,642	712,622		195,872	4,605,300		209
Balance (in shares) at Dec. 31, 2008			3,206,469
Increase (Decrease) in Shareholders' Equity
Ordinary shares issued upon exercise of employee stock options		40,514	22	40,492
Ordinary shares issued upon exercise of employee stock options (in shares)			31,556
Share-based compensation cost		31,385		31,385
Appropriation to statutory reserves						29,912	(29,912)
Net income		1,836,779					1,850,436		(13,657)
Option exercised in a subsidiary by non-controlling shareholders		19							19
Other		2		(10)			17		(5)
Balance at Dec. 31, 2009		7,425,344	2,664	784,489		225,784	6,425,841		(13,434)
Balance (in shares) at Dec. 31, 2009	3,238,025		3,238,025
Increase (Decrease) in Shareholders' Equity
Ordinary shares issued upon exercise of employee stock options		24,123	9	24,114
Ordinary shares issued upon exercise of employee stock options (in shares)			14,339
Share-based compensation cost		42,130		42,130
Appropriation to statutory reserves						96,184	(96,184)
Net income	338,185	2,232,025					2,235,772		(3,747)
Option exercised in a subsidiary by non-controlling shareholders		16							16
Other				(9)			17		(8)
Balance at Dec. 31, 2010	$ 1,473,278	9,723,638	2,673	850,724		321,968	8,565,446		(17,173)
Balance (in shares) at Dec. 31, 2010	3,252,364		3,252,364

Consolidated Statements of Cash Flows In Thousands	12 Months Ended
	Dec. 31, 2010 USD ( $)	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY	Dec. 31, 2008 CNY
Cash flows from operating activities:
Net income	$ 338,185	2,232,025	1,836,779	1,596,663
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	35,177	232,171	143,580	90,962
Share-based compensation cost	15,516	102,406	31,385	67,949
Allowance for (reversal of) provision for doubtful debts	(3,035)	(20,029)	15,982	8,605
Loss on disposal of property, equipment and software	2,119	13,985	3,988	317
Unrealized exchange (gains) losses	15,185	100,219	(11,688)	166,712
Deferred income taxes	1,306	8,619	(43,061)	47,154
Net equity share of losses (gains) from associated companies	(166)	(1,093)	4,104	2,028
Others			13	(16)
Changes in operating assets and liabilities:
Accounts receivable	(13,635)	(89,997)	(7,139)	(85,716)
Prepayments and other current assets	462	3,047	(453,045)	(52,389)
Accounts payable	(5,690)	(37,557)	154,463	45,565
Salary and welfare payables	7,952	52,480	34,571	26,269
Taxes payable	1,908	12,592	108,973	12,316
Deferred revenue	28,861	190,482	135,744	92,759
Accrued liabilities and other payables	8,424	55,604	139,846	(1,379)
Net cash provided by operating activities	432,569	2,854,954	2,094,495	2,017,799
Cash flows from investing activities
Purchase of property, equipment and software	(45,148)	(297,980)	(407,727)	(133,329)
Proceeds from sale of property, equipment and software	54	359	120	281
Prepayment for land use right				(822)
Incentive received on land use right				15,000
Prepayment of license right				(27,464)
Purchase of license right			(204,819)
Prepayment for royalties				(13,688)
Investments in associated companies			(4,207)	(33,560)
Transfer to restricted cash	(2,536)	(16,736)	(123,863)
Net change in time deposits with terms of three months	(51,298)	(338,570)	1,105,918	(520,970)
Placement/rollover of matured time deposits	(1,576,185)	(10,402,822)	(6,406,601)	(3,732,114)
Proceeds from maturity of time deposits	1,279,364	8,443,805	4,136,425	1,042,752
Net increase in other assets	(1,397)	(9,218)	(2,830)	(5,344)
Net cash used in investing activities	(397,146)	(2,621,162)	(1,907,584)	(3,409,258)
Cash flows from financing activities:
Proceeds from employees exercising stock options	3,656	24,123	40,514	18,407
Repurchase of company shares				(165,727)
Payments for other long-term payable				(10,000)
Capital contribution from non-controlling interests	2	16	19	27
Net cash provided by ( used in) financing activities	3,658	24,139	40,533	(157,293)
Effect of exchange rate changes on cash held in foreign currencies	(2,134)	(14,084)	20,438	(140,661)
Net (decrease) increase in cash	36,947	243,847	247,882	(1,689,413)
Cash, beginning of the year	157,771	1,041,290	793,408	2,482,821
Cash, end of the year	194,718	1,285,137	1,041,290	793,408
Supplemental disclosures of cash flow information:
Cash paid for income taxes, net of tax refund	38,188	252,040	294,273	250,081
Supplemental schedule of non-cash investing and financing activities:
Treasury stock cancellation				165,727
Fixed asset purchases financed by accounts payable	22,200	146,523	47,427	37,302
Conversion of convertible notes to ordinary shares				602,042

Organization and Nature of Operations	12 Months Ended
Dec. 31, 2010
Organization and Nature of Operations
Organization and Nature of Operations

1.                       Organization and Nature of Operations

(a)                  The Group

NetEase.com, Inc. (the “Company”) was incorporated in the Cayman Islands on July 6, 1999. The Company has been listed on the Nasdaq National Market (now the Nasdaq Global Select Market) in the United States of America since July 2000. As of December 31, 2010, the Company had eleven subsidiaries and eight variable interest entities (“VIEs”) for which the Company is the primary beneficiary. The Company, its subsidiaries and VIEs are hereinafter collectively referred to as the “Group” or the “Company”.

Details of the controlled entities and consolidated VIEs are described below:

Name	Place and date of incorporation
Controlled entities:

NetEase Information Technology (Beijing) Co., Ltd. (“NetEase Beijing”)	Beijing, China August 30, 1999

NetEase Interactive Entertainment Ltd. (“NetEase Interactive”)	British Virgin Islands April 12, 2002

Guangzhou NetEase Interactive Entertainment Ltd. (“Guangzhou Interactive”)	Guangzhou, China October 15, 2002

Guangzhou Boguan Telecommunication Technology Ltd. (“Boguan”)	Guangzhou, China December 8, 2003

NetEase Youdao Information Technology (Beijing) Co., Ltd. (“Youdao Information”)	Beijing, China March 21, 2006

NetEase (Hangzhou) Network Co., Ltd. (“NetEase Hangzhou”)	Hangzhou, China June 2, 2006

Hong Kong NetEase Interactive Entertainment Limited (“Hong Kong NetEase Interactive”)	Hong Kong, China November 26, 2007

NetEase (Hong Kong) Limited (“NetEase Hong Kong”)	Hong Kong, China November 26, 2007

Guangzhou NetEase Information Technology Limited (“Guangzhou Information”)	Guangzhou, China June 24, 2008

Hangzhou Langhe Technology Company Limited (“Hangzhou Langhe”)	Hangzhou, China July 2009

Zhejiang Weiyang Technology Company Limited (“Weiyang”)	Hangzhou, China March 2010

Guangzhou NetEase Computer System Co., Ltd. (“Guangzhou NetEase”)	Guangzhou, China June 24, 1997

Beijing Guangyitong Advertising Co., Ltd. (“Guangyitong Advertising”)	Beijing, China November 8, 1999

Beijing NetEase Youdao Computer System Co., Ltd. (“Youdao Computer”)	Beijing, China September 4, 2007

Shanghai EaseNet Network Technology Limited (“SH EaseNet”)	Shanghai, China January 3, 2008

StormNet Information Technology (Hong Kong) Limited (Formerly known as “Hong Kong NetEase Computer Technology Limited”) (“StormNet IT HK”)	Hong Kong, China April 18, 2008

StormNet Information Technology (Shanghai) Limited (“StormNet IT SH”)	Shanghai, China December 9, 2008

Hangzhou Leihuo Network Company Limited (“HZ Leihuo”)	Hangzhou, China April 2009

Wangyibao Company Limited (“Wangyibao Company”)	Hangzhou, China July 2010

As of December 31, 2010, the total assets of all the consolidated VIEs and their subsidiaries of the Company totaled RMB1.7 billion, mainly comprising cash and cash equivalents, accounts receivable, prepayments and other current assets and fixed assets. As of December 31, 2010, the total liabilities of the consolidated VIEs and their subsidiaries were RMB1.1 billion, mainly comprising accounts payable, deferred revenue, accrued liabilities and other payables.

In accordance with the VIE agreements, the Company has power to direct the activities of the VIEs and can have assets transferred out of the VIEs and their subsidiaries. Therefore, the Company considers that there are no assets in the consolidated VIEs that can be used only to settle obligations of the consolidated VIEs, except for the registered capital of the VIEs and their subsidiaries and certain non-distributable statutory reserves amounting to approximately RMB112.1 million and RMB5.0 million, respectively as of December 31, 2010.  As the consolidated VIEs and their subsidiaries are incorporated as limited liability companies under the PRC Company Law, creditors do not have recourse to the general credit of the Company for the liabilities of the consolidated VIEs.

Currently, there are certain contractual arrangements between the Company and several of its VIEs which require the Company to provide additional financial support or guarantees to its VIEs, where necessary.

There is no entity in the Company’s group for which the Company has a variable interest but is not the primary beneficiary as of December 31, 2010.

In August 2008 and April 2009, Blizzard Entertainment, Inc. (“Blizzard”) agreed to license certain online games to SH EaseNet for operation in China. SH EaseNet is a PRC company owned by William Lei Ding, the Company’s Chief Executive Officer, director and major shareholder, and has contractual arrangements with the joint venture established between, and owned equally by, Blizzard and the Company, and with the Company. The joint venture was established concurrently with the licensing of the games in August 2008 and will provide technical services to SH EaseNet. The joint venture currently consists of two companies, StormNet IT HK and StormNet IT SH. SH EaseNet, StormNet IT HK and StormNet IT SH did not have significant operations in 2008 and became fully operational starting in 2009.

Guangzhou Information was incorporated in China in June 2008 to operate along with the Group’s other PRC subsidiaries in providing technical consulting and related services to the VIEs.

In April 2009, two Chinese employees of the Company incorporated a domestic enterprise, HZ Leihuo, for the purpose of applying for an internet content provider license under the applicable Chinese telecommunication laws to operate the Group’s own proprietary games in Hangzhou. In 2009, Leihuo was not fully operational and due to a change in business plan in 2010, Leihuo was not fully operational in 2010.

Hangzhou Langhe was incorporated in China in July 2009 to provide customer support service and other technical and consulting services in connection with the Company’s operation of Blizzard Entertainment’s World of Warcraft.

Weiyang was incorporated in China in March 2010 to operate a swine raising business in Zhejiang Province, China.  In 2010, Weiyang started to work on this new business venture and as of December 31, 2010, it was still in the process of negotiating with the relevant government authorities over the selection of an appropriate site for the swine raising business.

Wangyibao Company was incorporated in China in July 2010 for the purpose of operating the Wangyibao online payment platform of the Company which was initially launched in February 2009 to facilitate e-payment by online-game customers to the Company.  In 2010, management determined to set up a separate VIE, Wangyibao Company, to operate the online payment platform.

The Group is principally engaged in developing and providing a range of Internet-related services including online games, advertising and wireless value-added services and others in China. Details of the Group’s business are described in Note 1(b).

(b)                  Nature of operations

The Group generates revenues from providing online game services and advertising services on the NetEase websites, and to a much lesser extent, from wireless value-added and other fee-based premium services.

The industry in which the Group operates is subject to a number of industry-specific risk factors, including, but not limited to, rapidly changing technologies; government regulations of the Internet and online game industry in China; significant numbers of new entrants; dependence on key individuals; competition of similar services from larger companies; customer preferences; and the need for the continued successful development, marketing and selling of its services.

The Group is currently targeting the Chinese market. The Chinese government regulates Internet access, telecommunications services, the distribution of news and other information and the provision of commerce through strict business licensing requirements and other governmental regulations, which include, among others, those restricting foreign ownership in Chinese companies providing Internet advertising and other Internet or telecommunications value-added services. To comply with the existing Chinese laws and regulations, the Company and certain of its subsidiaries have entered into a series of contractual arrangements with certain VIEs (see Note 1(a)) with respect to the operation of the NetEase websites in connection with the provision of online games, Internet content and wireless value-added services, as well as the provision of advertising services. The revenue earned by the VIEs largely flows through pursuant to the Company and its subsidiaries to a series of contractual arrangements.  Based on these agreements, NetEase Beijing, Guangzhou Interactive, Boguan, Guangzhou Information and NetEase Hangzhou provide technical consulting and related services to the VIEs. Guangzhou NetEase and Guangyitong Advertising are legally owned by two citizens of China, one of whom is the principal shareholder of the Company and the other is his brother.

Management believes that the Group’s present operations are structured to comply with the Chinese law. However, many Chinese regulations are subject to extensive interpretive powers of governmental agencies and commissions, and there are substantial uncertainties regarding the interpretation and application of current and future Chinese laws and regulations.  Accordingly, the Company cannot be assured that Chinese regulatory authorities will not ultimately take a contrary view to its belief and will not take action to prohibit or restrict its business activities.  If the current structure of the Group and such contractual arrangements were found to be in violation of any existing or future Chinese laws and regulations, the Group may be required to restructure its structure and operations in China to comply with the changing and new Chinese laws and regulations.  In such case, the Group may not be able to operate or control business in the same manner as it currently does, and therefore, may not be able to consolidate the VIEs. In addition, the relevant regulatory authorities would have broad discretion in dealing with such violations which may adversely impact the financial statements, operations and cash flows of the Company (including the restriction on the Company to carry out the business). It is unclear, however, how such restructuring could impact the Company’s business and operating results, as the Chinese government has not yet found any such contractual arrangements non-compliant. Also, future changes in Chinese government policies affecting the provision of information services, including the provision of online services, Internet access, e-commerce services and online advertising, may impose additional regulatory requirements on the Group or its service providers or otherwise harm its business. (See Note 3(e)).

If the VIEs fail to perform their respective obligations under the current contractual arrangements, the Company may have to incur substantial costs and expend significant resources to enforce those arrangements and rely on legal remedies under Chinese laws. The Chinese laws, rules and regulations are relatively new, and because of the limited volume of published decisions and their non-binding nature, the interpretation and enforcement of these laws, rules and regulations involve substantial uncertainties. These uncertainties may impede the ability of the Company to enforce these contractual arrangements, or suffer significant delay or other obstacles in the process of enforcing these contractual arrangements and materially and adversely affect the results of operations and the financial position of the Company.

As mentioned under Note 1(a), SH EaseNet has contractual arrangements with the joint venture established between, and owned equally by, Blizzard and the Company, and with the Company.  In addition, Hangzhou Langhe, incorporated in China in July 2009, started to provide to SH EaseNet certain technical and consulting services in connection with the operations of World of Warcraft.  These various subsidiaries and VIE became fully operational in operating the Company’s Blizzard licensed game business in China during 2009.

Principal Accounting Policies	12 Months Ended
Dec. 31, 2010
Principal Accounting Policies
Principal Accounting Policies

2.                       Principal Accounting Policies

(a)                  Basis of consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries and VIEs for which the Company is the primary beneficiary with the ownership interests of minority shareholders reported as non-controlling interests. All significant transactions and balances among the Company, its subsidiaries and VIEs have been eliminated upon consolidation. The Company consolidates a VIE if the Company has the power to direct matters that most significantly impact the activities of the VIE, and has the obligation to absorb losses or the right to receive benefits of the VIE that could potentially be significant to the VIE.

(b)                  Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). This basis of accounting differs from that used in the statutory accounts of the Company’s controlled entities and VIEs incorporated in China, which are prepared in accordance with accounting principles and the relevant financial regulations applicable to enterprises established in China (“PRC GAAP”). The consolidated financial statements are prepared based on the historical cost convention.

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the balance sheet dates and the reported amounts of revenues and expenses during the reporting periods. Actual results might differ from those estimates. These estimates and assumptions include, but are not limited to, assessing the following: the ability to estimate lives of the permanent in-game items, the determination of whether sales prices are fixed or determinable and collection is probable or reasonably assured and the recoverability of accounts receivable, research and development costs, deferred tax assets and the determination of uncertain tax positions, useful lives of property, equipment and software and intangibles, and fair value of the Company’s stock options.

(c)                   Revenue recognition

The Group recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable and collectibility is reasonably assured.

Revenues presented in the consolidated statements of operations and comprehensive income represent revenues from online game services, advertising services and wireless value-added services and others recognized net of sales discount.

(i)                      Online game services

The Group sells prepaid point cards through Guangzhou NetEase and SH EaseNet to the end user. Customers can purchase physical prepaid point cards in different locations in China, including Internet cafés, software stores, convenience stores and bookstores. Customers can also purchase “virtual” prepaid points from vendors who register the points in the Group’s system and “virtual” prepaid cards online via debit and credit cards or bank transfers via the Company’s Wangyibao online payment services platform, and receive the prepaid point information over the Internet. Customers can use the points to play the Group’s online games, pay for in-game items and use other fee-based services. Proceeds received from the sales of prepaid point cards and online points to players are recorded as deferred revenues. The Group earns revenue through providing online game services to players under two types of revenue models: time-based revenue model and item-based revenue model. For online games using the time-based model, players are charged based on the time they spend playing games.

Under the item-based model, the basic game play functions are free of charge, and players are charged for purchases of in-game items. Revenues from the sales of in-game items are recognized when the items are consumed by the customers or over the estimated lives of the in-game items. The Company considers the average period that players typically play the games and other game player behavior patterns, as well as various other factors, including the acceptance and popularity of expansion packs, promotional events launched and market conditions to arrive at the best estimates for the estimated lives of the permanent in-game items. The Group assesses the estimated lives of the permanent in-game items for the item-based games on a quarterly basis. Adjustments arising from the changes of estimated lives of permanent in-game items are applied prospectively as such changes are resulted from new information indicating a change in the game player behavior patterns.

Unused online points in a personal game account are recognized as revenues when the likelihood that the Group would provide further online games services with respect to such online points is remote.  The Group has determined that such likelihood is remote when the personal game account has been inactive for 540 days or more.

(ii)                   Advertising services

The Group derives its advertising revenues principally from short-term online advertising contracts engaged by Guangyitong Advertising. Advertising service contracts may consist of multiple elements that typically spans over a quarter to a year. The Company has not established vendor specific objective evidence of fair value for the multiple components and, as a result, with respect to the advertising contract that do not include a fixed delivery pattern for various types of advertising services, recognition of revenues is deferred until completion of the contract. For the advertising contracts with a fixed delivery pattern, revenues are recognized ratably over the period in which the advertisement is displayed and only if collection of the resulting receivables is probable.

In the search engine business, Youdao Information enters into “cost per action” (“CPA”) advertising contracts and receives fees when an online user performs a specific action such as purchasing a product from or registering with the advertiser. Revenue for CPA contracts is recognized when the specific action is completed. Youdao Information may also enter into advertising business contracts with advertisers that include guarantees of a minimum number of impressions or times that an advertisement appears in pages viewed by users. To the extent that minimum guaranteed impressions are not met within the contractual time period, the related revenues are deferred until the remaining guaranteed impression levels are achieved.

The Company recognizes revenue and expense at fair value from a barter transaction involving advertising services provided by the Group only if the fair value of the advertising services surrendered in the transaction is determinable based on the entity’s own historical practice of receiving cash, marketable securities, or other consideration that is readily convertible to a known amount of cash for similar advertising from buyers unrelated to the counterparty in the barter transaction.

For the years ended December 31, 2008, 2009 and 2010, the Group engaged in certain advertising barter transactions for which the fair value was not determinable and therefore no revenues or expenses derived from these barter transactions were recognized. These transactions primarily involved exchanges of advertising services rendered by the Group for advertising, promotional benefits, content, consulting services and software provided by the counterparties.

(iii)                Wireless value-added services and others

A substantial portion of the Group’s revenue from wireless value-added services (“WVAS”) is predominantly derived from activities related to short messaging services (“SMS”) and non-SMS services such as multimedia messaging, wireless application protocol and interactive voice response services. The Group derives WVAS revenues principally from providing value-added services such as friends matching, news and information services, color ring-tone and logo downloads and various other related products to mobile phone users under co-operative arrangements with mobile phone operators. The Group recognizes and reports its WVAS revenues based on its share of the revenues under these co-operative arrangements net of the amounts retained by the mobile phone operators for their services performed in the month based on the monthly confirmation from the mobile phone operators for the service period when the message, content or service is delivered. Where a confirmation has not been received from a mobile phone operator, the Group estimates the revenue, as well as the amounts of billing and transmission failures, applicable to the services provided through that operator and recognizes the estimated revenue net of estimated billing and transmission failures. Revenue is adjusted in the accounts of subsequent period upon receipt of confirmation from the mobile phone operator. Historically, there have been no significant adjustments to the revenue estimates.

Other fee-based premium services revenues, operated on a monthly subscription basis, are derived principally from providing premium e-mail, friends matching and dating services and photo services. Prepaid subscription revenues are deferred and are recognized by the Group on a straight-line basis over the period in which the services are provided.

In February 2009, the Company launched its Wangyibao payment platform, through which game players registered for Wangyibao operations can deposit money in their accounts and use the accounts to pay for game point cards and other fee-based services and products rendered by the Company.  Account holders are charged for service fees based on services consumed in accordance with the service agreement and the Company recognizes revenue when service are rendered.

(d)                  Cost of revenues

Costs of online game services, advertising services and wireless value-added services and others consist primarily of staff costs of those departments directly involved in providing such services, royalties and consultancy fees related to licensed games, depreciation and amortization of computers and software, server custody fees, bandwidth, business tax paid by the Company and its subsidiaries on intra-group revenues from the VIEs and other direct costs of providing these services. These costs are charged to the consolidated statements of operations and comprehensive income as incurred.

(e)                   Research and development costs

Costs incurred for the development of online game products prior to the establishment of technological feasibility are expensed when incurred. Once an online game has reached technological feasibility with a proven ability to operate in the Chinese market, all subsequent online game development costs are capitalized until that game is marketed. Technical feasibility is evaluated on a product-by-product basis, but typically encompasses both technical design and game design documentation. The costs incurred for development of on-line game products have not been capitalized because the period after the date technical feasibility is reached and the time when the game is marketed is short historically and the development cost incurred in the period are insignificant. All online game development costs have been expensed when incurred for the years ended December 31, 2008, 2009 and 2010.

The Group expenses all costs that are incurred in connection with the planning and implementation phases of development and costs that are associated with repair or maintenance of the existing websites and software. Direct costs incurred to develop the software during the application development stage that can provide future benefits are capitalized.

(f)                    Cash and time deposits

Cash represents cash on hand and demand deposits placed with large reputable banks in Hong Kong or China with terms of less than three months. As of December 31, 2009, there were demand deposits with terms of less than three months denominated in US dollars, HK dollars and Euro amounting to approximately US $27.9 million, HK $180,000 and Euro1.4 million, respectively.   As of December 31, 2010, there were cash at bank and demand deposits with terms of less than three months denominated in US dollars, HK dollars and Euro amounting to approximately US $19.0 million, HK $167,000 and Euro5.1 million, respectively (equivalent to approximately RMB126.1 million, RMB142,000 and RMB45.1 million, respectively).

Time deposits represent time deposits placed with banks with original maturities of three months or more. As of December 31, 2009, there were time deposits denominated in US dollars and Euro amounting to approximately US $48.9 million and Euro77.0 million.  As of December 31, 2010, there were time deposits denominated in US dollars and Euro amounting to approximately US $55.1 million and Euro70.7 million (equivalent to approximately RMB365.1 million and RMB622.3 million, respectively).

As of December 31, 2009, the Company had approximately RMB91.9 million of its time deposits reported as restricted cash, representing cash held under an escrow account related to its legal proceedings brought against the property developer of an office building located in Guangzhou, China, which is currently occupied by the Company. The legal proceedings were satisfactorily concluded with the restriction over the use of such time deposits removed in February 2010 (see Note 6). In addition, the Company had a restricted cash balance of RMB32.0 million as of December 31, 2009, representing a guarantee deposit made for consulting fee payments due to Blizzard for a 12-month period to October 2010. The guarantee will be renewable annually until termination of the license agreement for the operations of World of Warcraft.  As of December 31, 2010, total restricted cash amounted to approximately RMB140.6 million, comprising of the foregoing-mentioned guarantee deposit in an amount of RMB36.0 million, and fixed deposits totaled approximately RMB104.6 million held in an escrow account set up for the purpose of funding World of Warcraft’s sales and marketing activities  for a 12-month period to September 2011.

The Company had no other lien arrangements during 2009 and 2010.

(g)                  Financial instruments

The Group’s financial instruments, including cash and time deposits with maturity terms no longer than one year, accounts receivable and accounts payable, are carried at cost as of the balance sheet dates. The carrying values approximate their fair values due to the short maturities of these instruments.

Investments designated as available-for-sale are reported at fair value, with unrealized gains and losses, net of tax, recorded in accumulated other comprehensive income (loss) in shareholders’ equity. Realized gains or losses are charged to income during the period in which the gain or loss is realized. If the Company determines a decline in fair value is other-than-temporary, the cost basis of the individual security is written down to fair value as a new cost basis and the amount of the write-down is accounted for as a realized loss. The new cost basis will not be changed for subsequent recoveries in fair value. Determination of whether declines in value are other-than-temporary requires significant judgment. Subsequent increases and decreases in the fair value of available-for-sale securities will be included in comprehensive income through a credit or charge to shareholders’ equity except for an other-than-temporary impairment, which will be charged to income.

(h)                  Investment in associated companies

Investments in associated companies in which the Company is in a position to exercise significant influence by participating in, but not controlling or jointly controlling, the financial and operating policies are accounted for using the equity method and are reported under other long-term assets in the consolidated balance sheets.

(i)                     Property, equipment and software

Property, equipment and software are stated at cost less accumulated depreciation. Depreciation is calculated on the straight-line basis over the following estimated useful lives, taking into account any estimated residual value:

Building	20 years (revised estimated useful life from 15 years)
Leasehold improvements	lesser of the term of the lease and the estimated useful lives of the assets
Furniture, fixtures and office equipment	5-10 years
Vehicles	5 years
Servers and computers	3 years
Software	3 years (revised estimated useful life from 2-3 years)

Costs associated with the Company’s current project for the construction of a research and development center in Hangzhou are capitalized in construction in progress to the extent they are incurred for the purposes of bringing the construction development to a usable state.

During 2010, the Company revised the estimated useful lives of buildings and software.  With respect to an asset with its estimated useful life revised, the remaining net book value is amortized over the duration of its remaining estimated useful life, where appropriate.  The foregoing-mentioned changes in estimated useful lives did not result in a material change to the Company’s amortization and depreciation charges in 2010.

Repairs and maintenance expenditures, which are not considered improvement and do not extend the useful life of the property and equipment, are expensed as incurred. When the Company retires or disposes its property, equipment and software, it records any gain or loss arising from the retirement or disposal under Other, net in its consolidated statements of operations and comprehensive income.

(j)                     Intangible assets

Finite-lived intangible assets are tested for impairment if impairment indicators arise. The Company amortizes its finite-lived intangible assets from business acquisition using the straight-line method or based on the forecasted cash flows associated with the assets over the following estimated useful lives:

Domain Name	20 years
Customer contracts and relationships	8-10 years
Technology	3 years

(k)                  Advertising expenses

The Company expenses advertising costs as incurred and reports these costs under sales and marketing expense. Advertising expenses totaled approximately RMB12.1 million, RMB65.2 million and RMB203.7 million for the years ended December 31, 2008, 2009 and 2010, respectively.

(l)                     Foreign currency translation

The functional currency of the entities within the Group is RMB. Transactions denominated in currencies other than RMB are translated into RMB at the exchange rates quoted by the People’s Bank of China (the “PBOC”) prevailing at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies are translated into RMB using the applicable exchange rates quoted by the PBOC at the balance sheet dates. The resulting exchange differences are included in the consolidated statements of operations and comprehensive income.

Translations of amounts from RMB into United States dollars for the convenience of the reader were calculated at the noon buying rate of US $1.00 = RMB6.6000 on December 31, 2010 as set forth in the H.10 statistical release of the U.S. Federal Reserve Board. No representation is made that the RMB amounts could have been, or could be, converted into United States dollars at such rate.

(m)              Share-based compensation

The Company measures the cost of employee services received in exchange for stock options at the grant date fair value of the award under its 1999 Stock Option Plan (see Note 17(a)). The Company recognizes the share-based compensation costs, net of a forfeiture rate, on a straight-line basis of 25% a year over a vesting term of four years.  The Company adopts the Black-Scholes option pricing model to determine the fair value of stock options and account for share-based compensation cost using an estimated forfeiture rate at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.

Under its 2009 Restricted Share Unit Plan (see Note 17(c)), the Company issues restricted share units (RSUs) to its employees, directors and consultants with performance conditions and service vesting periods ranging from one year to five years. Some of the RSUs issued are to be settled, at the Company’s discretion, in stock or cash upon vesting based on the stock price at grant date. At each reporting period, the Company evaluates the likelihood of performance conditions being met. Share-based compensation costs are then recorded for the number of RSUs expected to vest on a graded-vesting basis, net of estimated forfeitures, over the requisite service period. The compensation cost of the RSUs to be settled in stock only is measured based on the fair value of stock when all conditions to establish the grant date have been met. The compensation cost of RSUs to be settled either in stock or cash at the Company’s discretion is remeasured until the date when settlement in stock or cash is determined by the Company.

The Company records share-based compensation to the income statements with the corresponding credit to the additional paid-in-capital for share options and RSUs to the extent that such awards are to be settled only in stock.  On the other hand, for RSUs which will either be settled in stock or cash as discussed above, the Company continues to mark to market such awards and, in accordance with the vesting schedules of such awards, record the resulting potential liabilities under other long-term payables and accrued liabilities which totaled RMB33.1 million and RMB27.2 million, respectively as of December 31, 2010.

Forfeitures were estimated based on the Company’s weighted average historical forfeiture rate of the past five years. Differences between actual and estimated forfeitures are expensed in the period that the differences occur. See Note 17 for further information regarding share-based compensation assumptions and expense.

(n)                  Taxation

Income taxes are recognized during the year in which transactions enter into the determination of financial statement income, with deferred taxes being provided for temporary differences between amounts of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws. Tax rate changes are reflected in income during the period the changes are enacted.

A deferred income tax asset or liability is computed for the expected future impact of differences between the financial reporting and tax bases of assets and liabilities as well as the expected future tax benefit to be derived from tax loss and tax credit carryforwards. The Company classifies deferred tax assets and liabilities into current and non-current based on the classification of the related asset or liability for financial reporting. A deferred tax liability or asset that is not related to an asset or liability for financial reporting, including deferred tax assets related to tax loss carryforwards, shall be classified according to the expected reversal date of the temporary difference.

Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount “more likely than not” to be realized in future tax returns. The valuation allowance for a particular tax jurisdiction is allocated between current and non-current deferred tax assets for that tax jurisdiction on a pro rata basis.

For a particular tax-paying component of an enterprise and within a particular tax jurisdiction, (a) all current deferred tax assets and liabilities are offset and presented as a single amount and (b) all non-current deferred tax assets and liabilities are offset and presented as a single amount. The Company does not offset deferred tax assets and liabilities attributable to different tax-paying components of the enterprise or to different tax jurisdictions.

The Company reports tax-related interest expense and penalty in Other, net in the consolidated statements of operations and comprehensive income, if there is any.  The Company did not incur any material penalty or interest payments in connection with tax positions during the years ended December 31, 2008, 2009 and 2010.

The Company did not have any significant unrecognized uncertain tax positions as of December 31, 2009 and 2010.

(o)                  Net earnings per share (“EPS”) and per American Depositary Share (“ADS”)

Basic earnings per share are computed on the basis of the weighted-average number of ordinary shares outstanding during the period under measurement. Diluted earnings per share are based on the weighted-average number of ordinary shares outstanding and potential ordinary shares. Potential ordinary shares result from the assumed exercise of outstanding stock options, restricted share units or other potentially dilutive equity instruments, when they are dilutive under the treasury stock method or the if-converted method. When calculating the fully diluted earnings per ADS for the years ended December 31, 2008, the Company was required to take into account the dilutive impact of its convertible notes in the calculation of diluted earnings per share.

(p)                  Statutory reserves

The Company’s subsidiaries and VIEs incorporated in China are required to make appropriations to certain non-distributable statutory reserves. In accordance with the laws applicable to China’s Foreign Investment Enterprises, its subsidiaries have to make appropriations from its after-tax profit as reported in their PRC Statutory Accounts to non-distributable statutory reserves including (i) general reserve fund, (ii) enterprise expansion fund and (iii) staff bonus and welfare fund. The appropriation to the general reserve fund is at least 10% of the after-tax profits as reported in the PRC Statutory Accounts. Appropriation is not required if the reserve fund has reached 50% of the registered capital of the respective company. The appropriation to the other two reserve funds is at the discretion of the board of directors of the respective company. At the same time, the Company’s VIEs, in accordance with the China Company Laws, must make appropriations from their after-tax profit as reported in their PRC Statutory Accounts to non-distributable statutory reserves including (i) statutory surplus fund and (ii) discretionary surplus fund. The appropriation to the statutory surplus fund is at least 10% of the after-tax profits as reported in their PRC Statutory Accounts. Appropriation is not required if the statutory surplus fund has reached 50% of the registered capital of the respective company. Appropriation to the discretionary surplus fund is made at the discretion of the board of directors of the respective companies.

The general reserve fund and statutory surplus fund are restricted to set off against losses, expansion of production and operation or increase in the registered capital of the respective companies. The enterprise expansion fund can be used to expand production or to increase capital. The staff bonus and welfare fund is available to fund payments of special bonuses to staff and for collective welfare benefits. Upon approval by the Board of Directors, the discretionary surplus can be used to offset accumulated losses or to increase capital.

The staff bonus and welfare fund is a liability in nature. The other statutory reserves are not transferable to the Company in the form of cash dividends, loans or advances, and therefore, are not available for distribution except in liquidation.

The following table presents the Group’s appropriations to general reserve fund and statutory surplus fund for the years ended December 31, 2008, 2009 and 2010 (in millions):

	For the year ended December 31,
	2008	2009	2010
	RMB	RMB	RMB
NetEase Hangzhou	25.2	29.9	50.7
Guangzhou Information Technology	—	—	26.9
Hangzhou Langhe	—	—	18.5
Wangyibao	—	—	0.1
Guangzhou NetEase	1.9	—	—
	27.1	29.9	96.2

For the years ended December 31, 2008, 2009 and 2010, NetEase Beijing, Guangzhou Interactive and Boguan did not make appropriations to statutory reserves as their cumulative appropriations in the past have already reached the statutory limit, namely 50% of the registered capital of the respective companies. For the years ended December 31, 2009 and 2010, Guangzhou NetEase did not make appropriations to statutory reserves as its cumulative appropriations in the past have already reached the statutory limit, namely 50% of its registered capital. The Company’s other controlled entities and VIEs incorporated in China did not make appropriations to statutory reserves for the years ended December 31, 2008, 2009 and 2010 as a result of their respective accumulated loss position.

(q)                  Non-controlling interests

In 2009, the Company adopted the retrospective presentation and disclosure requirements outlined by the new accounting standard on the non-controlling interest which became effective for fiscal years beginning on or after December 31, 2008. The new accounting standard guidance requires that the non-controlling interest shall continue to be attributed its share of losses even if that attribution results in a deficit non-controlling interest balance. In addition, the new accounting standard requires the presentation and disclosure requirements shall be applied retrospectively for all periods presented.

(r)                   Related parties

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or significant influence, such as a family member or relative, stockholder, or a related corporation.

(s)                    Comprehensive income

Comprehensive income is defined as the change in equity of the Company during a period arising from transactions and other events and circumstances excluding transactions resulting from investments by shareholders and distributions to shareholders.

(t)                     Segment reporting

The Group’s internal organizational structure as well as information about geographical areas, business segments and major customers in financial statements is set out in details under Note 22.

(u)                  Recently issued accounting pronouncements

In June 2009, the Financial Accounting Standards Board (“FASB”) also issued an amendment to the accounting and disclosure requirements for the consolidation of variable interest entities. The elimination of the concept of a Qualifying Special Purpose Entity removes the exception from the consolidation guidance within this amendment. This amendment requires an enterprise to perform a qualitative analysis when determining whether or not it must consolidate a VIE. The amendment also requires an enterprise to continuously reassess whether it must consolidate a VIE. Additionally, the amendment requires enhanced disclosures about an enterprise’s involvement with VIEs and any significant change in risk exposure due to that involvement, as well as how its involvement with VIEs impacts the enterprise’s financial statements. Finally, an enterprise will be required to disclose significant judgments and assumptions used to determine whether or not to consolidate a VIE. This amendment is effective for financial statements issued for fiscal years beginning after November 15, 2009.  The adoption of this new accounting standard did not result in a material impact on the Company’s consolidated financial statements for the year ended December 31, 2010.

In October 2009, the FASB issued an update related to the accounting for multiple-deliverable arrangements to enable vendors to account for products or services (deliverables) separately rather than as a combined unit. Vendors often provide multiple deliverables to their customers at different points in time or over different time periods. The amendments in this update establish a selling price hierarchy for determining the selling price of deliverable, namely (a) based on vendor specific objective evidence if available, (b) third-party evidence, or (c) estimated selling price. The amendments in this update also will replace the term fair value in the revenue allocation guidance with selling price to clarify that the allocation of revenue based on entity-specific assumptions rather than assumptions of a marketplace participant. This update also eliminates the residual method of allocation and requires that arrangement consideration be allocated at the inception of the arrangement to all deliverables using the relative selling price method. The relative selling price method allocates any discount in the arrangement proportionally based on each deliverable’s selling price. The Company has adopted the new guidance in the first quarter of 2011 and the adoption did not have a material impact on the Company’s consolidated financial statements.

In January 2010, the FASB issued guidance to amend the disclosure requirements related to recurring and nonrecurring fair value measurements. The guidance requires new disclosures on the transfers of assets and liabilities between Level 1 (quoted prices in active market for identical assets or liabilities) and Level 2 (significant other observable inputs) of the fair value measurement hierarchy, including the reasons and the timing of the transfers. Additionally, the guidance requires a roll forward of activities on purchases, sales, issuance, and settlements of the assets and liabilities measured using significant unobservable inputs (Level 3 fair value measurements). The guidance became effective for entities with a reporting period beginning January 1, 2010, except for the disclosure on the roll forward activities for Level 3 fair value measurements, which will become effective for the reporting period beginning April 1, 2011. The adoption of these changes had no material impact on the Company’s consolidated financial statements.

In April 2010, the FASB issued an accounting standards update on the effect of denominating the exercise price of share-based payment awards in the currency of the market in which the underlying equity security trades. This updates the guidance in stock compensation to clarify that share-based payment awards with an exercise price denominated in the currency of a market in which a substantial portion of the underlying equity security trades should not be considered to meet the criteria requiring classification as a liability. The updated guidance is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2010. Early adoption is permitted. The Company has adopted the new guidance in the first quarter of 2011 and the adoption did not have a material impact on the Company’s consolidated financial statements.

In December 2010, the FASB issued revised guidance on “When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts.” The revised guidance specifies that an entity with reporting units that have carrying amounts that are zero or negative is required to assess whether it is more likely than not that the reporting units’ goodwill is impaired. If the entity determines that it is more likely than not that the goodwill of one or more of its reporting units is impaired, the entity should perform Step 2 of the goodwill impairment test for those reporting unit(s). Any resulting goodwill impairment should be recorded as a cumulative-effect adjustment to beginning retained earnings in the period adoption. Any goodwill impairments occurring after the initial adoption of the revised guidance should be included in earnings as required by Section 350-20-35. The revised guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. The Company has adopted the new guidance in the first quarter of 2011 and the adoption did not have a material impact on the Company’s consolidated financial statements.

In December 2010, the FASB issued ASU 2010-29, Disclosure of Supplementary Pro Forma Information for Business Combinations (amendments to FASB ASC Topic 805, Business Combinations). The guidance in ASU 2010-29 provides amendments to clarify the acquisition date which should be used for reporting the pro forma financial information disclosures in Topic 805 when comparative financial statements are presented. The amendments also improve the usefulness of the pro forma revenue and earnings disclosures by requiring a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination(s). The amendments in this update are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. Early adoption is permitted. The Company has adopted the new guidance in the first quarter of 2011 and the adoption did not have a material impact on the Company’s consolidated financial statements.

(v)                  Reclassifications

(i)       Reclassification of facility costs

In the fourth quarter of 2010, management of the Company decided to allocate facility costs comprising of office and staff quarter rentals and management fees, building amortization and miscellaneous utility costs previously recorded under general and administration to the respective functions based on headcount under cost of revenues, selling and marketing expenses, research and development expenses and general and administration expenses.  The change was implemented to better reflect staff-related operating cost.  Reclassifications have been made to cost of revenues and operating expense amounts in the consolidated statements of operations and segment information for fiscal years ended December 31, 2008 and 2009 as set out below in order to conform to the current year’s presentation.  There is no change to the consolidated balance sheets, the consolidated statements of shareholders’ equity and the consolidated statements of cash flows.

	Before		After
(in thousands)	Change	Reclassification	Change
	RMB	RMB	RMB
For the year ended December 31, 2008
Cost of revenues	559,605	19,085	578,690
Selling and marketing expenses	221,551	10,936	232,487
General administrative expenses	181,841	(44,723)	137,118
Research and development expenses	207,024	14,702	221,726
	1,170,021	—	1,170,021

For the year ended December 31, 2009
Cost of revenues	952,229	20,145	972,374
Selling and marketing expenses	338,310	13,351	351,661
General administrative expenses	212,533	(47,328)	165,205
Research and development expenses	230,440	13,832	244,272
	1,733,512	—	1,733,512

(ii)      Certain prior year amounts of the statements of cash flows have been reclassified to conform to the current year presentation.

Concentrations and Risks	12 Months Ended
Dec. 31, 2010
Concentrations and Risks
Concentrations and Risks

3.                        Concentrations and Risks

(a)                   Bandwidth and server custody service provider

The Group relied on telecommunications service providers and their affiliates for bandwidth and server custody service to support its operations during fiscal years 2008, 2009 and 2010 as follows:

	For the year ended December 31,
	2008	2009	2010
Total number of telecommunications service providers	2	11	12
Service providers providing 10% or more of the Company’s requirements	2	2	3
Total % of the Company’s requirements provided by 10% or greater service providers	85.0%	85.3%	87.9%

(b)                   Credit risk

Accounts receivable are typically unsecured and are generally derived from revenue earned from advertising services.

The following shows the Group’s significant customers with a receivable balance exceeding 10% of the total accounts receivable balance and the allowance for doubtful accounts thereof:

	December 31, 2009	December 31, 2010
Customer A	11.0%	Below 10%
Customer B	10.9%	Below 10%
Allowance for doubtful accounts	RMB24.4 million	Not applicable

(c)                    Major Customers

No single customer represented 10% or more of the Company’s total revenues for the years ended December 31, 2008, 2009 and 2010.

(d)                   Online Games

The Company derived a combined total of 98.7%, 86.0% and 85.9% of its total net revenues for the years ended December 31, 2008, 2009 and 2010, respectively from the Company’s self-developed massively multi-player online role-playing games, including Fantasy Westward Journey, Westward Journey Online II & III, Tianxia II and Heroes of Tang Dynasty as well as World of Warcraft, a game developed by and licensed from Blizzard Entertainment, which was re-launched in China in September 2009.

(e)                    Chinese Regulations

The Chinese market in which the Group operates exposes the Company to certain macro-economic and regulatory risks and uncertainties. These uncertainties extend to the ability of the Group to provide Internet services through contractual arrangements in China as this industry remains highly regulated. The Chinese government may issue from time to time new laws or new interpretations on existing laws to regulate this industry. Regulatory risk also encompasses the interpretation by the tax authorities of current tax laws, the status of properties leased for the Group’s operations, its legal structure and scope of operations in China, which could be subject to further restrictions resulting in limitations on the Company’s ability to conduct business in China. The Chinese government may also require the Company to restructure its operations entirely if it finds that its contractual arrangements do not comply with the applicable laws and regulations. It is unclear how such a restructuring could impact the Company’s business and operating results, as the Chinese government has not yet found any such contractual arrangements non-compliant. However, any such restructuring may cause significant disruption to the Company’s business operations.

Allowance for Doubtful Accounts	12 Months Ended
Dec. 31, 2010
Allowance for Doubtful Accounts
Allowance for Doubtful Accounts

4.                        Allowance for Doubtful Accounts

The Company closely monitors the collection of its accounts receivables and records a reserve for doubtful accounts against aged accounts and for specifically identified non-recoverable amounts. If the economic situation and the financial condition of the customer deteriorate resulting in an impairment of the customer’s ability to make payments, additional allowances might be required. Receivable balances are written off when they are determined to be uncollectible. The following table sets out the movements of the allowance for doubtful accounts for the years ended December 31, 2008, 2009 and 2010 (in thousands):

	Balance at January 1,	Charged to (write- back against) cost and expenses	Write-off of receivable balances and corresponding provisions	Balance at December 31,
	RMB	RMB	RMB	RMB
2008	12,633	8,605	(1,390)	19,848
2009	19,848	15,981	(5,814)	30,015
2010	30,015	(21,031)	(1,162)	7,822

Prepayments and Other Current Assets	12 Months Ended
Dec. 31, 2010
Prepayments and Other Current Assets
Prepayments and Other Current Assets

5.                        Prepayments and Other Current Assets

The following is a summary of prepayments and other current assets (in thousands):

	December 31,	December 31,
	2009	2010
	RMB	RMB
Guarantee payment made to Blizzard - royalty fees	253,316	280,523
Prepayment for royalties - current portion (see Note 9)	138,380	197,709
Wangyibao operating funds held by 3rd party online payment settlement service providers	—	58,679
Prepayments	53,919	50,267
Interest receivable	38,533	49,232
Security deposit pledged with the court re: customer collection legal proceedings	30,000	—
Prepaid income taxes	29,646	—
Security and rental deposits	10,779	9,716
Employee advances	5,469	4,812
Other	8,083	27,855
	568,125	678,793

In February 2009, the Company launched its Wangyibao online payment platform, through which game players registered for Wangyibao online payment services can deposit money in their accounts and use the accounts to pay for game point cards and other fee-based services and products rendered by the Company.  Account holders may also withdraw money from their accounts at any time, such as to pay for items purchased from other players or when they want the return of their money.  The Company engages certain third party online payment settlement service providers to collect payments from and process withdrawals by customers.  As of December 31, 2009 and 2010, the Company had operating funds totaling nil and RMB 58.7 million, respectively, held by its third party online payment settlement service providers as shown above.

In accordance with the license agreement of World of Warcraft, the Company is required to make the above-listed guarantee payments of RMB253.3 million and RMB280.5 million to Blizzard on behalf of SH EaseNet for the minimum guaranteed royalties as of December 31, 2009 and 2010. The guarantee amounts will be released to the Company as and when actual royalties are paid by SH EaseNet to Blizzard.

As of December 31, 2009, prepayment for royalties consisted of RMB10.4 million unamortized prepaid royalties related to a certain licensed technology purchased for RMB20.5 million in 2008 (see Note 9) as well as prepayments for royalties paid under the license agreement of World of Warcraft by SH EaseNet based on game cards activated but remaining unconsumed, which totaled approximately RMB128.0 million.  At December 31, 2010, prepayments for royalties totaled approximately RMB197.7 million, representing prepaid royalties based on game cards activated but remaining unconsumed related to World of Warcraft operations.

The amount of employee advances listed above included staff housing loan balances of RMB3.3 million and RMB3.9 million repayable within 12 months from December 31, 2009 and 2010, respectively (see Note 9 (c)). No advances were made directly or indirectly to the Company’s executive officers for their personal benefit for the years ended December 31, 2009 and 2010.

Property, Equipment and Software	12 Months Ended
Dec. 31, 2010
Property, Equipment and Software
Property, Equipment and Software

6.                        Property, Equipment and Software

The following is a summary of property, equipment and software (in thousands):

	December 31,	December 31,
	2009	2010
	RMB	RMB
Building	8,159	477,402
Leasehold improvements	59,297	73,408
Furniture, fixtures and office equipment	29,295	38,170
Vehicles	1,900	4,109
Servers and computers	606,732	483,618
Software	40,970	41,275
CIP	196,579	144
	942,932	1,118,126
Less: Accumulated depreciation	(385,176)	(362,348)
Net book value	557,756	755,778

Depreciation expense was RMB89.8 million, RMB114.8 million and RMB153.3 million for the years ended 2008, 2009 and 2010, respectively.

The Company occupies a building in Guangzhou with floor space of approximately 20,000 square meters which was previously owned by a third party property developer. William Lei Ding, the Company’s Chief Executive Officer, Director and major shareholder, had previously paid a deposit of RMB62.4 million to the property developer and agreed to purchase the property from the land developer once the title is issued. The Company and Mr. Ding had negotiated with the property developer to return Mr. Ding’s deposit and grant the Company the right to purchase the property upon the title being issued. However, these negotiations were unsuccessful and the property developer was found to have mortgaged such property to the bank. In February 2009, the Company and Mr. Ding agreed that Mr. Ding would initiate certain arbitration proceedings against the property developer to demand that the developer discharge the mortgage and complete registration for the transfer of title to Mr. Ding. Following negotiations during the arbitration process, both parties entered into a settlement agreement on December 24, 2009. Under the settlement agreement, the Company made a payment of approximately RMB13.7 million to the land developer on behalf of Mr. Ding and the land developer completed the transfer of the entire property to Mr. Ding in January 2010.  By July 2010, Mr. Ding completed the transfer of his interest in the property to Boguan at cost at a value of RMB72.2 million, of which approximately RMB44.4 million remained payable to Mr. Ding as of December 31, 2010 (see Notes 12 and 21).  In addition, the Company incurred miscellaneous property-related transfer costs at a total of RMB8.4 million upon this property transfer. As a result of the foregoing property transfer, the Company records its property interest in the Guangzhou office building at a total cost of RMB80.6 million during 2010.

As of December 31, 2009, in relation to the legal proceedings of the Guangzhou office building as discussed above, the Company had certain time deposits totaling RMB91.9 million which were reported as restricted cash in its consolidated balance sheets. Of the total amount, approximately RMB83.3 million was held under an escrow account with respect to Mr. Ding’s legal proceedings against the land developer, and the remaining balance of RMB8.6 million was held under an escrow account to guarantee Mr. Ding’s performance of his settlement agreement with the land developer. Following the satisfactory completion of all the required actions of both parties under the settlement agreement, these security deposits were released to the Company in February 2010.

From the date the Company commenced occupying this property in July 2006 to the present, the Company has not paid any rent for its occupation of this property. The Company has incurred payments for various improvements to the property and installation of equipment in the aggregate amount of approximately RMB75.3 million as of December 31, 2009. Although the Company has not paid any rent for this property, it reported in its consolidated statement of operations and comprehensive income an annual imputed rent (based on the prevailing market rental) of RMB9.4 million in each of 2008 and 2009 and an adjusted net rental charge of RMB2.1 million for the first six months of 2010 (prior to the Company’s ownership of the building) based on a revised annual market rental assessment performed in 2010.  The provision of the imputed rent was previously reported under accounts payable in the Company’s consolidated balance sheets. Following the successful transfer of the building to the Company by Mr. Ding in June 2010,  the Company credited the total amount of imputed rental accrued to date of approximately RMB33.9 million to the accumulated depreciation account and will amortize the remaining cost of the building over the estimated useful life of the building.

During 2007, the Company started to construct a new research and development center in Hangzhou, China. As of December 31, 2009, the Company reported cost of construction in progress for the new research and development center totaling RMB194.6 million.  In July 2010, the Company started to move in and use certain parts of the new research and development center.  By December 2010, the entire construction project together with its cost allocation report was completed with respect to the total construction costs incurred to date totaling approximately RMB387.8million.  Amortization and depreciation of the relevant capitalized assets will begin in January 2011.  The Company does not expect to incur material costs for the completion of certain parts of the building which remained unfurnished and unused as of December 31, 2010.

Land Use Right	12 Months Ended
Dec. 31, 2010
Land Use Right
Land Use Right

7.                        Land Use Right

The Company acquired the land use right in 2007 for the purpose of constructing a new research and development center in Hangzhou, China. Amortization of the land use right is made over the remaining term of the land use right period of 50 years from March 13, 2008 when the Company first obtained the land use right certificate from the local authorities. The land use right will be fully amortized by August 31, 2057.  The land use right is summarized as follows (in thousands):

	December 31,	December 31,
	2009	2010
	RMB	RMB
Cost	27,779	27,779
Incentive payment from Hangzhou local government	(15,000)	(15,000)
Accumulated amortization	(474)	(733)
Land use right, net	12,305	12,046

The total amortization expense for the years ended December 31, 2008, 2009 and 2010 amounted to approximately RMB215,000, RMB259,000 and RMB259,000, respectively.  The estimated amortization expense for each of the five succeeding fiscal years is expected to be approximately RMB259,000 each year.

License Rights	12 Months Ended
Dec. 31, 2010
License Rights
License Rights

8.                        License Rights

In August 2008, Blizzard agreed to license to SH EaseNet on an exclusive basis in China three personal computer strategy games: StarCraft II: Wings of Liberty, a sequel to Blizzard’s space-themed game, which was commercially launched in China on April 6, 2011; Warcraft III: Reign of Chaos, a fantasy-themed game; and Warcraft III: The Frozen Throne, an expansion pack to Warcraft III: Reign of Chaos. Blizzard also licenses on an exclusive basis in China its Battle.net platform which enables multiplayer interaction within these games and other online services. The term of the license will be three years, with an additional one year extension upon agreement of the parties, commencing from the commercial launch of StarCraft II in China. On behalf of SH EaseNet as licensee of the games, the Company has paid to Blizzard US $4.0 million (RMB27.5 million) as an initial license fee as of December 31, 2008 and recorded the payment as prepayment for license right. In April 2009, the Company paid Blizzard a 3-year license fee of US $30 million (RMB204.8 million) for the right to operate World of Warcraft. As World of Warcraft was commercially re-launched in September 2009, the Company started amortizing the prepayment for the license right over the license term. The Company will start amortizing the prepaid license fee for StarCraft II in 2011.

The foregoing license rights are summarized as follows (in thousands):

	December 31,	December 31,
	2009	2010
	RMB	RMB
Payment for StarCraft II license right (US $4 million)	27,464	27,464
Payment for World of Warcraft license right (US $30 million)	204,819	204,819
Accumulated amortization	(19,436)	(87,646)
	212,847	144,637

The total amortization expense for the years ended December 31, 2009 and 2010 amounted to approximately RMB19.4 million and RMB68.2 million, respectively.  The estimated amortization expense for the future fiscal years is expected to be as follows:

RMB
2011	74,949
2012	58,118
2013	9,155
2014	2,415
144,637

Other Long-term Assets	12 Months Ended
Dec. 31, 2010
Other Long-term Assets
Other Long-term Assets

9.                        Other Long-term Assets

The following is a summary of other long-term assets (in thousands):

	December 31,	December 31,
	2009	2010
	RMB	RMB
Investment in associated companies	33,584	34,677
Staff housing loans	7,464	8,896
Non-current rental deposits	2,635	2,198
Others	128	5
	43,811	45,776

(a)         In August 2008, the Company acquired a 38.5% equity interest in SunEase, Inc., a provider of e-mail integration solution and corporate email post office operation services, sales of domain names and search engine marketing, for a consideration of approximately RMB31.0 million in cash. The investment was accounted for under the equity method of accounting with allocation of the purchase price set out as follows (in thousands):

RMB
Tangible assets	12,050
Intangible assets	6,722
Goodwill	14,046
Liabilities	(1,818)
31,000

The above intangible assets consisted of trade name, customer contracts and relationships and technology valued at RMB2.3 million, RMB2.8 million and RMB1.6 million, respectively. Amortization expense of the above-mentioned intangible assets was approximately RMB0.3 million, RMB1.0 million and RMB1.0 million for the years ended December 31, 2008, 2009 and 2010, respectively. As of December 31, 2010, the estimated aggregate amortization expense for such intangible assets for each of the next five years is as follows (in thousands):

RMB
2011	813
2012	450
2013	450
2014	450
2015	450
2,613

The Company recorded equity share of losses from associated companies totaling RMB2.0 million and RMB4.1 million for the years ended December 31, 2008 and 2009, respectively, and equity share of profits of RMB1.1 million for the year ended December 31, 2010.

(b) During February 2006, the Company acquired at par value of US $1.0 million interest-bearing convertible notes (“the notes”) issued by a privately-held enterprise. The notes matured on February 10, 2010 bore interest at the United States federal funds rate payable annually.

In October 2008, the Company and this privately-held enterprise and another company associated with this privately-held enterprise from which the Company licensed certain technologies to operate its item-based game, entered into a three-party agreement whereby the Company agreed to pay US $3 million (equivalent to RMB20.5 million) to the licensing company for releasing the Company’s obligation to pay any further royalties under the original agreement.  As a result of the foregoing-mentioned three-party agreement, the Company recorded a prepayment for royalties totaling RMB20.5 million under other long-term assets.  Amortization of the foregoing prepaid royalties is based on a certain percentage of gross revenue generated during the reporting period in accordance with the original license agreement. As of December 31, 2009, the Company reclassified the entire unamortized portion of the prepaid royalties to current with the expectation of its being fully amortized within fiscal year 2010 (see Note 5).  Such prepaid royalties were fully amortized in 2010.

(c) The Company made housing loans to its employees (excluding executive officers) for house purchases via a third-party commercial bank in China totaling RMB3.6 million and RMB7.6 million for the years ended December 31, 2009 and 2010, respectively. Each individual staff housing loan is secured either by the property for which the loan is extended or by approved personal guarantees for the loan amount granted. The repayment term is five years from the date of drawdown. The interest rate is fixed at 2.25% per annum for the years ended December 31, 2009 and 2010, respectively. The outstanding portion of the staff housing loans repayable within 12 months as of December 31, 2009 and 2010 amounted to approximately RMB3.3 million and RMB3.9 million, respectively, are reported under prepayments and other current assets in the consolidated balance sheets (see Note 5).

Taxation	12 Months Ended
Dec. 31, 2010
Taxation
Taxation

10.                 Taxation

(a)                   Income taxes

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain. Additionally, upon payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

British Virgin Islands (“BVI”)

NetEase Interactive is exempted from income tax on its foreign-derived income in the BVI. There are no withholding taxes in the BVI.

Hong Kong

Hong Kong NetEase Interactive, NetEase Hong Kong and StormNet IT HK are subject to 16.5% income tax for 2009 and 2010 on their taxable income generated from operation in Hong Kong. The payment of dividends by Hong Kong NetEase Interactive, NetEase Hong Kong and StormNet IT HK to the Company are not subject to any Hong Kong withholding tax.

China

In accordance with the “Income Tax Law of the People’s Republic of China concerning Foreign Investment Enterprises and Foreign Enterprises” and local income tax laws (“the previous income tax laws”) prevailing prior to January 1, 2008, foreign invested enterprises were generally subject to a national and local enterprise income tax (“EIT”) at the statutory rates of 30% and 3%, respectively.

On March 16, 2007, the National People’s Congress of PRC enacted the Enterprise Income Tax Law, under which Foreign Investment Enterprises (“FIEs”) and domestic companies would be subject to EIT at a uniform rate of 25%. Preferential tax treatments will continue to be granted to FIEs or domestic companies which conduct businesses in certain encouraged sectors and to entities otherwise classified as “Software Enterprises” and/or “High and New Technology Enterprises”. The Enterprise Income Tax Law became effective on January 1, 2008.

The Enterprise Income Tax Law provides a five-year transition period for FIEs to gradually increase their tax rates to the uniform tax rate of 25% for those entities established before March 16, 2007, which enjoyed a favorable income tax rate of less than 25% under the previous income tax laws. In addition, the Enterprise Income Tax Law provides grandfather treatment for enterprises which were qualified as “High and New Technology Enterprises” (“HNTEs”) under the previous income tax laws and were established before March 16, 2007, if they continue to be recognized as HNTEs under the Enterprise Income Tax Law. The grandfather provision allows these enterprises to continue to enjoy their unexpired tax holiday provided by the previous income tax laws.

NetEase Beijing was recognized as a HNTE under the Enterprise Income Tax Law and enjoyed a preferential tax rate of 15% from 2008 to 2010.  In March 2011, NetEase Beijing was approved as a Key Software Enterprise and enjoyed a preferential tax rate of 10% for fiscal year 2010; the Company recorded the resulting income tax reduction in its consolidated financials for the first quarter ended March 31, 2011.

Guangzhou Interactive enjoyed a preferential tax rate of 10% for 2008 and 2009 as it was qualified for the Key Software Enterprise tax status and 15% for 2010 as it was qualified for the HNTE tax status but not as a Key Software Enterprise for 2010.

Boguan which was recognized as a Software Enterprise under the previous income tax laws was subject to a 50% reduction in EIT from 2008 to 2010.  In addition, Boguan was granted the HNTE tax status and therefore was able to enjoy the preferential tax rate of 15% for 2008 to 2010.  Boguan paid its corporate income tax at a rate of 12.5% for the first three quarters of 2008 on the understanding that when it was granted the HNTE tax status in 2008, its would be entitled to a preferential tax rate of 7.5% based on the interpretation of the grandfather provisions under the Enterprise Income Tax Law and the related implementation guidelines. This rate was calculated by applying the 50% reduction for Software Enterprises against the 15% preferred tax rate applicable to its HNTE status. When Boguan was granted the HNTE tax status in December 2008, the relevant local tax authority duly refunded the excess income tax paid which was computed on the basis of applying the preferred tax rate of 7.5%. Following the issuance of a new tax circular by the State Administration of Taxation in April 2009, the local tax authority notified Boguan in June 2009 to pay the income tax liability for 2008 at the rate of 12.5%. The decision is based on the interpretation of the new circular issued by the State Administration of Taxation in April 2009 that the 50% reduction for Software Enterprises is made against the uniform corporate income rate of 25%, instead of the 15% preferred tax rate applicable to Boguan’s HNTE status. As such, Boguan recorded an additional tax payable of RMB23.3 million in June 2009.  Boguan was qualified as “Key Software Enterprise” in December 2009 and it therefore enjoyed a preferential tax rate of 10% for 2009.  For 2010, Boguan was subject to a preferential tax rate of 12.5% as it was qualified for the New Software Enterprise tax status in 2006 and subject to a 50% reduction to its EIT rate in 2010.  In March 2011, Boguan was approved as a Key Software Enterprise and enjoyed a preferential tax rate of 10% for fiscal year 2010; the Company recorded the resulting income tax reduction in its consolidated financials for the first quarter ended March 31, 2011.

NetEase Hangzhou was recognized as a Software Enterprise and High and New Technology Enterprise in 2007 under the previous income tax laws. It was exempted from EIT on its profits for 2007 and 2008 but subject to a 3% local income tax rate for 2007. NetEase Hangzhou enjoyed a preferential tax rate of 12.5% for 2009 and 2010.

Youdao Information was recognized as a New Technology Enterprise under previous income tax laws in May 2007. According to an approval granted by the Haidian State Tax Bureau in August 2007, Youdao Information was tax-exempt in 2007. Youdao Information incurred tax losses for 2008, 2009 and 2010 and therefore, did not record any enterprise income tax.

Guangzhou Information and Hangzhou Langhe were recognized as Software Enterprise in 2009 and 2010, respectively.  As 2010 was the first profit year for both entities after they were recognized as Software Enterprises, they are exempt from EIT for 2010 and 2011 and subject to a 50% reduction in their EIT rates from 2012 to 2014.

The following table presents the increase to net income resulting from the combined effects of EIT exemptions and tax rate reductions enjoyed by the Group for the years ended December 31, 2008, 2009 and 2010 (in thousands except per share data):

	For the year ended December 31,
	2008	2009	2010
	RMB	RMB	RMB
NetEase Beijing	64,139	70,582	32,293
Guangzhou Interactive	84,624	38,276	25,465
Boguan	77,337	130,904	137,188
NetEase Hangzhou	51,803	44,148	74,882
Guangzhou Information	—	—	67,421
Hangzhou Langhe	—	—	39,471
Aggregate amount	277,903	283,910	376,720
Earnings per share effect, basic	0.09	0.09	0.12
Earnings per share effect, diluted	0.09	0.09	0.12

The following table sets forth the component of income tax expenses of the Company for the years ended December 31, 2008, 2009 and 2010 (in thousands):

	For the year ended December 31,
	2008	2009	2010
	RMB	RMB	RMB
Current tax expense	253,519	356,921	335,827
Deferred tax expense (benefit)	12,948	(43,060)	8,619
Adjustments of a deferred tax asset for a change in the tax status of the enterprise	34,206	—	—
Income tax expenses	300,673	313,861	344,446

The following table presents a reconciliation of the differences between the statutory income tax rate and the Company’s effective income tax rate for the years ended December 31, 2008, 2009 and 2010:

	For the year ended December 31,
	2008	2009	2010
	%	%	%
Statutory income tax rate	25.0	25.0	25.0
Permanent differences	0.2	0.2	0.1
Effect due to tax-exempt entities	2.9	0.4	2.1
Effect of lower tax rate applicable to high and new technology, and advanced technology enterprises	(14.7)	(13.1)	(12.9)
Change in valuation allowance	0.6	2.1	(0.9)
Effect of changes in the tax status of the enterprises	1.8	—	—
Effective income tax rate	15.8	14.6	13.4

As of December 31, 2010, certain subsidiaries of the Group had net operating loss carryforwards available to offset future taxable income which are summarized as follows (in thousands):

RMB
Loss expiring in 2011	4,022
Loss expiring in 2012	22,663
Loss expiring in 2013	33,733
Loss expiring in 2014	46,233
Loss expiring in 2015	57,569
164,220

(b)                   Business tax and cultural development fee

In China, business taxes are imposed by the government on the revenues reported by the selling entities for the provision of taxable services in China, transfer of intangible assets and the sale of immovable properties in China. The business tax rate varies depending on the nature of the revenues. The applicable business tax rate for the Company’s revenues generally ranges from 3% to 5%. The Company is also subject to cultural development fee on the provision of advertising services in China. The applicable tax rate is 3% of the advertising services revenue.

In December 2007, Guangzhou NetEase received an approval from the Guangzhou local tax authority allowing it to deduct the service fees paid to its cooperative partners from its gross wireless value-added services revenue in deriving the amount of business taxes payable in accordance with the relevant rules, implemented with retroactive effect from January 1, 2003. As a result, Guangzhou NetEase received a business tax refund in June 2008 of approximately RMB146.8 million for the excess amount paid in previous years. Guangzhou NetEase computes its business taxes on this basis effective from January 1, 2008, subject to any change of policy by the local tax authority in future.

The State Administration of Taxation (SAT) and the Ministry of Finance released the Circular on Issues Relating to Levying Urban Construction and Maintenance Tax and Education Surcharge on Foreign Enterprises (“Tax Circular”) in November 2010. Under the Tax Circular, urban maintenance and construction tax and education surcharges shall be collected based on value-added tax, consumption tax and business tax (hereinafter referred to as “Base Taxes”) of foreign-invested enterprises effective from December 1, 2010.  The Urban Maintenance and Construction Tax Regulations provides that :the urban maintenance and construction tax rates shall be: 7% for a taxpayer in a city, 5% for a taxpayer in a county town or town, and 1% for a taxpayer living in a place other than a city, county town or town.  And the Education Surcharge Provisions provides that all institutions and individuals who pay value-added tax and business tax, other than institutions who pay rural education surcharges pursuant to the Circular of the State Council on Raising Funds for Running Rural Schools, shall pay an education surcharge; and the education surcharge rate is 3%, based on value-added tax, business tax and excise tax actually paid by each institution or individual.  As a result, the tax rates applicable to the Company’s foreign-invested enterprises are 7% and 3% for the newly implemented Urban Maintenance and Construction Tax and Education Surcharge effective from December 1, 2010.  The new tax regulation is imposed on a prospective basis.

(c)                   Deferred tax assets and liabilities

The following table presents the tax impact of significant temporary differences between the tax and financial statement bases of assets and liabilities that gave rise to deferred tax assets and liabilities as of December 31, 2009 and 2010 (in thousands):

	December 31,	December 31,
	2009	2010
	RMB	RMB
Deferred tax assets - Current:
Deferred revenue, primarily for advanced payments from online games customers	26,644	30,042
Net operating loss carry forward	10,724	—
Accruals	39,197	42,017
Deferred tax assets	76,565	72,059

Deferred tax assets - Non-current:
Depreciation of fixed assets	4,188	1,530
Net operating loss carry forward	42,330	18,625
Total	46,518	20,155
Less: valuation allowance	(42,330)	(18,625)
Deferred tax assets	4,188	1,530

Deferred tax liabilities - Non-current:
Withholding tax on the joint venture’s retained earnings (see Note 10 (d))	—	(1,455)
	—	(1,455)

The following table sets forth the movement of the aggregate valuation allowances for deferred assets for the periods presented (in thousands):

		Provision
	Balance at	(write-back)	Balance at
	January 1	for the year	December 31
	RMB	RMB	RMB
2008	3,277	7,707	10,984
2009	10,984	31,346	42,330
2010	42,330	(23,705)	18,625

(d)                  Withholding income tax

The new Enterprise Income Tax Law also imposes a withholding income tax of 10% on dividends distributed by a FIE to its immediate holding company outside of China. A lower withholding income tax rate of 5% is applied if the FIE’s immediate holding company is registered in Hong Kong or other jurisdictions that have a tax treaty arrangement with China. Such withholding income tax was exempted under the previous income tax law. On February 22, 2008, the Ministry of Finance and State Administration of Taxation jointly issued a circular which stated that for FIEs, all profits accumulated up to December 31, 2007 are exempted from withholding tax when they are distributed to foreign investors. Based on the interpretation of the current tax laws, management believes that the Company is not considered as a “resident enterprise” in China for corporate income tax purposes, but it cannot be certain that the relevant PRC tax authorities will agree with this determination.

The Company has accrued withholding tax on retained earnings held by StormNet IT HK and StormNet that it does not expect to permanently reinvest. For all other entities, the Company expects that its FIEs in China will indefinitely reinvest all post-2007 earnings such that no withholding tax is expected to be incurred. Accordingly, the Company did not record any provision for withholding tax on the retained earnings of its other entities in China for all post-2007 periods presented.

Taxes Payable	12 Months Ended
Dec. 31, 2010
Taxes Payable
Taxes Payable

11.                Taxes Payable

The following is a summary of taxes payable as of December 31, 2009 and 2010 (in thousands):

	December 31,	December 31,
	2009	2010
	RMB	RMB
Business tax	32,087	56,887
Individual income taxes for employees	10,250	13,743
Enterprise income taxes	145,817	199,959
Others	25,573	18,743
	213,727	289,332

Accrued Liabilities and Other Payables	12 Months Ended
Dec. 31, 2010
Accrued Liabilities and Other Payables
Accrued Liabilities and Other Payables

12.                Accrued Liabilities and Other Payables

The following is a summary of accrued liabilities as of December 31, 2009 and 2010 (in thousands):

	December 31,	December 31,
	2009	2010
	RMB	RMB
Customer deposits (see note below)	64,599	142,307
Accrued construction-in-progress costs and fixed asset related payables	46,118	96,248
Payable to officer related to Guangzhou building (Notes 6 and 21)	—	44,360
Marketing expenses	29,919	40,277
Server custody fees and telecommunication charges	18,953	27,864
RSU payables (see Note 2(m))	—	27,154
Option proceeds payable to employees.	3,732	10,570
Professional fees	11,306	9,382
Accrued revenue sharing	15,642	8,936
Content fees	7,725	5,925
Temporary staff costs	3,982	4,383
Game card production costs	4,022	4,033
Others	6,802	30,973
	212,800	452,412

As of December 31, 2009 and 2010, customer deposits on Wangyibao accounts totaled RMB64.6 million and RMB142.3 million, respectively.

Deferred Revenue	12 Months Ended
Dec. 31, 2010
Deferred Revenue
Deferred Revenue

13.                Deferred Revenue

Deferred revenue represents sales proceeds from prepaid point cards and online points sold and prepaid subscription fees for Internet value-added services for which services are yet to be provided as of the balance sheet dates.

Other Long-term Payable	12 Months Ended
Dec. 31, 2010
Other Long-term Payable
Other Long-term Payable

14.                Other Long-term Payable

The following is a summary of accrued liabilities as of December 31, 2009 and 2010 (in thousands):

	December 31,	December 31,
	2009	2010
	RMB	RMB
RSU long-term payable (see Note 2(m))	—	33,122
Other	200	220
	200	33,342

Capital Structure	12 Months Ended
Dec. 31, 2010
Capital Structure
Capital Structure

15.                Capital Structure

The holders of ordinary shares in the Company are entitled to one vote per share and to receive ratably such dividends, if any, as may be declared by the board of directors of the Company. In the event of liquidation, the holders of ordinary shares are entitled to share ratably in all assets remaining after payment of liabilities. The ordinary shares have no preemptive, conversion, or other subscription rights.

Employee Benefits	12 Months Ended
Dec. 31, 2010
Employee Benefits
Employee Benefits

16.                Employee Benefits

The Company’s subsidiaries and VIEs incorporated in China participate in a government-mandated multi-employer defined contribution plan under which certain retirement, medical, housing and other welfare benefits are provided to employees. Chinese labor regulations require the Company’s Chinese subsidiaries and VIEs to pay to the local labor bureau a monthly contribution at a stated contribution rate based on the monthly basic compensation of qualified employees. The relevant local labor bureau is responsible for meeting all retirement benefit obligations; hence, the Company has no further commitments beyond its monthly contribution.  The following table presents the Group’s employee welfare benefits for the years ended December 31, 2008, 2009 and 2010 (in millions):

	For the year ended December 31
	2008	2009	2010
	RMB	RMB	RMB
Contributions to medical and pension schemes	42.6	77.1	109.8
Other employee benefits	28.8	30.9	44.6
	71.4	108.0	154.4

Share-based Compensation	12 Months Ended
Dec. 31, 2010
Share-based Compensation
Share-based Compensation

17.                Share-based Compensation

(a)                  Description of stock option plan

In December 1999, the Company adopted an incentive and non-statutory stock option plan for the Company’s directors, senior management, employees and consultants (the 1999 Stock Option Plan). The Company had reserved 345,675,000 ordinary shares for issuance under the plan. According to a resolution of the board of directors of the Company in 2000, the 1999 Stock Option Plan was replaced by the 2000 Stock Option Plan.

According to resolutions of the board of directors and the shareholders of the Company in 2001, the 2000 stock option plan was amended and restated. Under the amended plan, the number of ordinary shares available for issuance was increased from 223,715,000 under the prior plan to 323,715,000. The amended plan also included a mechanism for the automatic increase in the number of ordinary shares available for future issuance. This mechanism, which is known as “Evergreen Provision”, provided for a periodic increase so that the number of ordinary shares available under the plan would automatically increase by 3% each year up to a maximum at any given time of 17.5% of the Company’s total outstanding ordinary shares, on a fully-diluted basis. These increases would occur on June 1 of 2001 and January 1 of each year thereafter. The “Evergreen Provision” was suspended following a resolution of the board of directors dated March 25, 2002. The 2000 stock option plan expired in February 2010.

(b)                  Other equity interest awards

For the year ended 2007, the Company granted equity interest awards in Youdao Computer and Youdao Information to four key employees over a four to five year period, beginning from December 1, 2007 and December 13, 2007, respectively, and ending on the respective anniversary dates of initial employment dates of the four key employees concerned. The percentage of equity interest awards ranged from 0.5% to 1.0%, and amounted to a total of 3.5% each in Youdao Computer and Youdao Information, respectively. The exercise price for each vesting period is to be determined based on the equity interest percentage awarded multiplied by the registered share capital of Youdao Computer and Youdao Information at the time of exercise. In accordance with the terms and conditions of the granting of such equity interest awards, awards granted will be forfeited upon grantee’s termination of employment, either voluntarily or involuntarily. If the employees do not exercise any of the vested equity interest awards, such awards will expire twelve months after the last vesting date. The employees duly exercised their awards vested in 2008, 2009 and 2010 which were reported as exercises of option in a subsidiary by non-controlling shareholders in the consolidated statements of shareholders’ equity.  Upon the departure of one employee from the Company’s service in 2010, a portion of his unvested options representing 0.2% in Youdao Computer and Youdao Information as of the date of departure was cancelled.

(c)                   Restricted share units plan

In November 2009, the Company adopted a restricted share units plan for the Company’s employees, directors and consultants (the 2009 RSU Plan). The Company had reserved 323,694,050 ordinary shares for issuance under the plan.  The 2009 RSU Plan was adopted by a resolution of the board of directors on November 17, 2009 and became effective for a term of ten years unless sooner terminated.

(d)                  Share-based compensation expense

The Company recognizes share-based compensation cost in the consolidated statements of operations and comprehensive income based on awards ultimately expected to vest, such amount has been reduced for estimated forfeitures. Forfeitures are estimated based on the Company’s historical experience over the last five years and revised, in subsequent periods if actual forfeitures differ from those estimates.

The table below presents a summary of the Company’s share-based compensation cost for the years ended December 31, 2008, 2009 and 2010 (in thousands):

	For the year ended December 31,
	2008	2009	2010
	RMB	RMB	RMB
Cost of revenues	13,679	9,021	37,342
Sales and marketing	8,564	2,323	8,123
General and administrative	23,587	9,861	31,580
Research and development	22,119	10,180	25,361
Effect on net income	67,949	31,385	102,406

The above share-based compensation cost included approximately RMB35,000, RMB35,000 and RMB30,000 for the years ended December 31, 2008, 2009 and 2010, respectively in connection with the Company’s other equity interest awards made to four key employees of Youdao Information and Youdao Computer (see Note 17 (b)).

As of December 31, 2010, total unrecognized compensation cost related to the unvested awards under the stock option plan, adjusted for estimated forfeitures, was US $0.9 million (RMB5.9 million) and is expected to be recognized through the remaining vesting period of each grant. As of December 31, 2010, the weighted average remaining vesting period was 1.19 year.

As of December 31, 2010, total unrecognized compensation cost related to unvested awards under the restricted share unit plan, adjusted for estimated forfeitures, was US $23.6 million (RMB155.9 million) and is expected to be recognized through the remaining vesting period of each grant. As of December 31, 2010, the weighted average remaining vesting period was 4.05 years.

(d)                  Valuation assumptions

The Company uses the Black-Scholes option pricing model to determine the fair value of stock options. The estimated fair value of each stock option grant was estimated on the date of grant using the Black-Scholes option pricing method with the following assumptions:

	For the year ended December 31,
	2008	2009	2010

Risk free interest rate	*	1.28%	*
Expected life (in years)	*	2.74	*
Expected dividend yield	*	0%	*
Volatility	*	0.49	*
Weighted average fair value of the underlying shares on the date of option grants (US $)	*	1.659	*
Weighted average grant-date fair value of options (US $)	*	0.545	*

*  Not applicable as the Company did not grant any stock options in 2008 and 2010.

Refer to Note 2 (m) for the description of the bases the Company follows in the valuation of RSUs.

(f)                    Stock options award activity

The following table presents a summary of the Company’s stock options award activities for the years ended December 31, 2008, 2009 and 2010:

	Employees	Senior Management	Director and consultants	Total	Weighted average exercise price
	(in thousands)	(in thousands)	(in thousands)	(in thousands)	US $
Number of ordinary shares isssuable upon exercise of stock options:
Outstanding at January 1, 2008	99,660	20,645	6,388	126,693	0.551
Exercised during the year	(23,708)	(1,675)	(5,050)	(30,433)	0.432
Expired/forfeited during the year	(6,803)	—	(88)	(6,891)	0.542
Outstanding at December 31, 2008	69,149	18,970	1,250	89,369	0.592

Outstanding at January 1, 2009	69,149	18,970	1,250	89,369	0.592
Granted during the year	—	—	875	875	1.659
Exercised during the year	(28,530)	(6,450)	(8,438)	(43,418)	0.489
Expired/forfeited during the year	(2,010)	—	—	(2,010)	0.720
Reclassification due to position change	—	(8,125)	8,125	—	—
Outstanding at December 31, 2009	38,609	4,395	1,812	44,816	0.706

Outstanding at January 1, 2010	38,609	4,395	1,812	44,816	0.706
Exercised during the year	(17,946)	(2,520)	—	(20,466)	0.641
Expired/forfeited during the year	(3,294)	—	—	(3,294)	0.728
Outstanding at December 31, 2010	17,369	1,875	1,812	21,056	0.767

Number of ordinary shares isssuable upon vesting of restricted share units:
Granted during 2010	25,768	1,452	720	27,940	1.241
Expired/forfeited during 2010	(758)	—	—	(758)	1.222
Outstanding at December 31, 2010	25,010	1,452	720	27,182	1.241

For the year ended December 31, 2010, the numbers of stock options expired and forfeited totaled approximately 1.3 million and 2.0 million, respectively.  For the year ended December 31, 2010, the numbers of restricted share units expired and forfeited totaled approximately nil and 0.8 million, respectively.

The following table presents the total intrinsic value of options exercised and the total fair value of options vested for the years ended 2008, 2009 and 2010, respectively:

	Stock Options		RSU
	US $	RMB	US $	RMB
	(in millions)	(in millions)	(in millions)	(in millions)
Total intrinsic value exercised:
2008	16.4	108.2	Not applicable	Not applicable
2009	36.3	239.6	Not applicable	Not applicable
2010	18.2	120.2	Note (a) below	Note (a) below

Total fair value vested as of December 31:
2008	12.2	80.5	Not applicable	Not applicable
2009	6.8	44.9	Not applicable	Not applicable
2010	3.5	23.4	Note (a) below	Note (a) below

Note (a): The Company made its first award of restricted share units in 2010 and none of such awards was exercised/vested in 2010.

The following table presents the weighted average remaining contractual life and exercise price for the options outstanding and exercisable as of December 31, 2010:

		Weighted			Weighted
		Average	Weighted		Average	Weighted
		Remaining	Average		Remaining	Average
	Number	Contractual	Exercise	Number	Contractual	Exercise
Exercise Price	Outstanding	Life	Price	Exercisable	Life	Price
	(in thousands)	Years	US $	(in thousands)	Years	US $
Stock Options
US $0.728	20,181	1.21	0.728	8,797	1.21	0.728
US $1.659	875	3.88	1.659	219	3.88	1.659
	21,056	1.32	0.767	9,016	1.27	0.751

Restricted Share Units
Performance-based settled in stock	1,172	4.17	n/a	—	—	n/a
Time-based-settled in stock/cash	16,572	4.10	n/a	—	—	n/a
Time-based-settled in stock	9,438	3.92	n/a	—	—	n/a
	27,182	4.05	n/a	—	—	n/a

The aggregate intrinsic value of options outstanding and exercisable as of December 31, 2010 was US $13.8 million and US $6.3 million, respectively. The intrinsic value is calculated as the difference between the Company’s closing stock price of US $36.15 per ADS, or US $1.4460 per share as of December 31, 2010, and the exercise price of the underlying options as of that date.

The aggregate intrinsic value of restricted share units outstanding and exercisable as of December 31, 2010 was US $37.3 million and nil, respectively. The intrinsic value is calculated based on the Company’s closing stock price of US $36.15 per ADS, or US $1.4460 per share as of December 31, 2010.

The movements of unvested shares under the restricted share units plan for 2010 are set out in the following summary (in thousands):

Balance as of 1/1/2010	—
Issued during 2010	27,940
Forfeited during 2010	(758)
Balance as of 12/31/2010	27,182

It is the Company’s policy to issue new shares upon share option exercise and vesting of restricted shares.  The Company’s stock option plan expired in February 2010.  As of December 31, 2010, the number of restricted shares available for future grant under the Company’s restricted share unit plan is set out as follows (in thousands):

Total number of shares reserved under the RSU Plan	323,694
No. of restricted shares issued during 2010	(27,940)
No. of restricted shares cancelled during 2010	758
Total number of shares available for future grant	296,512

Net Income Per Share	12 Months Ended
Dec. 31, 2010
Net Income Per Share
Net Income Per Share

18.                Net Income Per Share

The following table sets forth the computation of basic and diluted net income per share for the years ended December 31, 2008, 2009 and 2010:

	For the year ended December 31,
	2008	2009	2010
Numerator (RMB in thousands):
Net income attributable to NetEase.com, Inc.’s shareholders for basic/dilutive net income per share calculation	1,596,688	1,850,436	2,235,772

Denominator (No. of shares in thousands):
Weighted average number of ordinary shares outstanding, basic	3,117,117	3,225,250	3,246,426
Dilutive effect of employee stock options and restricted share units	117,097	23,733	15,460
Weighted average number of ordinary shares outstanding, diluted	3,234,214	3,248,983	3,261,886
Net income per share, basic (RMB)	0.51	0.57	0.69
Net income per share, diluted (RMB)	0.49	0.57	0.69

Basic net income per share is computed using the weighted average number of the ordinary shares outstanding during the period. Diluted net income per share is computed using the weighted average number of ordinary shares and ordinary share equivalents outstanding during the period. For the years ended December 31, 2008, 2009 and 2010, options to purchase ordinary shares and restricted share units that were anti-dilutive and excluded from the calculation of diluted net income per share was approximately 41.7 million shares, 13.0 million shares and 5.0 million shares, respectively.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies
Commitments and Contingencies

19.                Commitments and Contingencies

(a)                  Commitments

The Company leases office space, staff quarters and certain equipment under non-cancelable operating lease agreements, which expire at various dates through March 2013. As of December 31, 2010, future minimum lease under non-cancelable operating lease agreements, capital commitments and other commitment related to content and services purchases were as follows (in thousands):

	Rental commitments	Server custody fee commitments	Capital commitments	Office machines and other commitments	Total
	RMB	RMB	RMB	RMB	RMB
2011	18,674	74,111	6,930	37,004	136,719
2012	5,480	6,664	—	5,733	17,877
2013	456	—	—	134	590
2014	—	—	—	20	20
Beyond 2014	—	—	—	19	19
	24,610	80,775	6,930	42,910	155,225

The Company has committed, as a sponsor of The Asian Games of 2010, to provide to Guangzhou Asian Games Organization Committee (“GZAGOC”) and The Olympic Council of Asia a cash payment of RMB1.5 million and certain value in kind (“VIK”) support and services totaling RMB70.0 million in connection with The Asian Games of 2010 in the Guangzhou, China. VIK support and services cover marketing promotion support, e-mail system development cost, broadband services, equipment rental and cost of supporting software, IT equipment, and manpower costs as well as office rental to provide such support and services.  By December 31, 2010, the Company had completed the majority of its contractual obligations for VIK support and services and had received confirmations from GZAGOC in the amount of RMB70.0 million for the VIK support and services that the Company had contributed.  Under the sponsorship contract, the Company is required to provide certain post-Asian Games support services which are expected to end on November 30, 2011.  As of December 31, 2010, the Company estimated that the value of its outstanding commitment towards the post-Asian Games supporting services was approximately RMB1.1 million and included such amount under office machines and other commitments as set out in the above commitments table.

For the years ended December 31, 2008, 2009 and 2010, the Company incurred rental expenses in the amounts of approximately RMB30.0 million, RMB37.7  million and RMB42.2 million, respectively. The rental expenses for the years ended December 31, 2008, 2009 and 2010 included an imputed rental charge of approximately RMB9.4 million for each of fiscal years 2008 and 2009 and RMB2.1 million for the first half of 2010 which relate to the Company’s use of the Guangzhou office building (see Note 6).

In August 2008, Blizzard agreed to license to SH EaseNet on an exclusive basis in China three personal computer strategy games and its Battle.net platform, as described in Note 8 above. The term of the license will be three years, with an additional one year extension upon agreement of the parties, commencing from the commercial release of StarCraft II in China.  In April 2009, Blizzard and the Company announced that Blizzard’s World of Warcraft would also be licensed to SH EaseNet in mainland China for a term of three years following the expiration of its previous license agreement on June 5, 2009 with another game operator. Under these license agreements, SH EaseNet is required to pay license fees, royalties and consultancy fees to Blizzard for the games, and it also has a minimum marketing expenditure commitment. In accordance with the above-mentioned two license contracts, the Company has incurred an overall commitment totaling approximately RMB2.2 billion. As of December 31, 2010, the Company’s outstanding commitments under the two license contracts totaled RMB1.3 billion which was computed on the basis that StarCraft II would be launched in 2011.  The commercial launch of StarCraft II in China occurred on April 6, 2011 after the Company obtained approval from the relevant government authorities.  As of December 31, 2010, the Company’s commitments with respect to the first year after date of commercial launch above can be summarized as follows (in millions):

RMB
Contract Year One	226.0
Contract Year Two	332.8
Contract Year Three	705.1
Total	1,263.9

In addition, SH EaseNet is also obligated to purchase or lease certain prescribed hardware and then make such prescribed hardware available to fulfill its obligations under the two license agreements with Blizzard in the aggregate amount of up to approximately RMB1.4 billion over the three-year term of each license.  This amount represents the maximum expenditure SH EaseNet would have to make for the prescribed hardware, but it may be required to spend this amount in order to satisfy its obligations with respect to such hardware.

With respect to the above commitment table related to Blizzard licensed games, the Company has guaranteed the foregoing amounts if and to the extent SH EaseNet has insufficient funds to make such payments. The Company will be entitled to reimbursement of any amounts paid for the marketing of the games and for hardware support to operate the games under the guarantee from any net profits subsequently generated by SH EaseNet, after the deduction of, among other things, various fees and expenses payable to Blizzard, the Company and the joint venture with Blizzard which provides technical services to SH EaseNet.

(b)                  Litigation

From time to time, the Company is involved in claims and legal proceedings that arise in the ordinary course of business. Based on currently available information, management does not believe that the ultimate outcome of these unresolved matters, individually and in the aggregate, is likely to have a material adverse effect on the Company’s financial position, results of operations or cash flows. However, litigation is subject to inherent uncertainties and the Company’s view of these matters may change in the future. Were an unfavorable outcome to occur, there exists the possibility of a material adverse impact on the Company’s financial position, results of operations or cash flows for the period in which the unfavorable outcome occurs, and potentially in future periods.

Share Repurchase Programs	12 Months Ended
Dec. 31, 2010
Share Repurchase Programs
Share Repurchase Programs

20.                Share Repurchase Programs

The Company’s Board has approved four share repurchase programs since 2006 authorizing management to repurchase the Company’s ordinary shares to enhance shareholder value. The timing and actual number of shares subject to repurchase were at the discretion of the Company’s management and contingent on a number of factors and limitations, including the price of the Company’s stock, corporate and regulatory requirements, alternative investment opportunities and other market conditions. The stock repurchase programs specified a maximum number of shares subject to repurchase and had an expiration date and could have been limited or terminated at any time without prior notice.

The Company accounts for repurchased ordinary shares under the cost method and include such treasury stock as a component of the common shareholders’ equity. Cancellation of treasury stock is recorded as a reduction of ordinary shares, additional paid-in-capital and retained earnings, as applicable. An excess of purchase price over par value is allocated to additional paid-in-capital firstly with any remaining excess charged entirely to retained earnings.

There was no other share repurchase program authorized nor any stock repurchase made during the years ended December 31, 2009 and 2010.  As of December 31, 2009 and 2010, the Company did not have any repurchased shares pending cancellation.

Related Party Transactions	12 Months Ended
Dec. 31, 2010
Related Party Transactions
Related Party Transactions

21.                Related Party Transactions

As explained in Note 6, by July 2010, Mr. Ding completed the transfer of his interest in the property to Boguan at cost at a value of RMB72.2 million, of which approximately RMB44.4 million remained outstanding and included under accrued liabilities and other payables as of December 31, 2010 (see Note 12).

On May 4, 2009, an employee of the Company incorporated Zhejiang Province NetEase Foundation (“NetEase Foundation”) and members of its board consisted of the Company’s Chief Executive Officer and certain senior managers. The initial share capital of RMB10.0 million at formation of NetEase Foundation was donated by NetEase Beijing. Throughout 2009, NetEase Beijing made a total contribution of approximately RMB10.4 million, including the foregoing initial share capital contribution to NetEase Foundation. As of December 31, 2009, NetEase Foundation was still in the process of applying for the approved charitable organization status under the relevant Chinese income tax laws. Accordingly, NetEase Beijing did not record any tax benefit associated with its donation made to NetEase Foundation in 2009.  In April 2010, NetEase Foundation received the relevant government authority’s approval and became an approved charitable organization; hence, NetEase Beijing recognized the tax benefit for its 2009 contribution in fiscal year 2010 accordingly.  During 2010, NetEase Foundation received donations totaling RMB26.2 million from certain subsidiaries of the Company. There was no outstanding balance between the Company and NetEase Foundation as of December 31, 2009 and 2010.

The principal objectives of the NetEase Foundation are to provide disaster relief and reconstruction after disaster, helping the poor and the elderly with no family support as well as promotion and support of other charitable activities.

Segment Information	12 Months Ended
Dec. 31, 2010
Segment Information
Segment Information

22.                Segment Information

(a)                  Description of segments

Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker (“CODM”), or decision making group, in deciding how to allocate resources and in assessing performance. The Company’s CODM is the Chief Executive Officer.

The Company’s organizational structure is based on a number of factors that the CODM uses to evaluate, view and run its business operations which include, but are not limited to, customer base, homogeneity of products and technology. The Company’s operating segments are based on this organizational structure and information reviewed by the Company’s CODM to evaluate the operating segment results. The Company has determined that its operations are organized into three reportable segments: 1) Online Game Services; 2) Advertising Services; and 3) Wireless Value-added Services and Others.

(b)                  Segment data

The table below provides a summary of the Group’s operating segment results for the years ended December 31, 2008, 2009 and 2010. The Group does not allocate any operating costs or assets to its business segments as the Company’s CODM does not use this information to measure the performance of the operating segments. There was no transaction between reportable segments for the years ended December 31, 2008, 2009 and 2010 (in thousands).

	For the year ended December 31,
	2008	2009	2010
	RMB	RMB	RMB
	(Revised, Note 2(v))	(Revised, Note 2(v))
Total revenues:
Online game services	2,498,518	3,368,689	4,944,439
Advertising services	405,887	383,560	633,209
Wireless value-added services and others	71,719	71,202	82,141
Total revenues	2,976,124	3,823,451	5,659,789

Business tax benefit (charge) (Note 10(b)):
Online game services	130,666	(28,758)	(89,937)
Advertising services	(34,500)	(36,876)	(60,551)
Wireless value-added services and others	12,294	(870)	(1,632)
Total business taxes	108,460	(66,504)	(152,120)

Net revenues:
Online game services	2,629,184	3,339,931	4,854,502
Advertising services	371,387	346,684	572,658
Wireless value-added services and others	84,013	70,332	80,509
Total net revenues	3,084,584	3,756,947	5,507,669

Cost of revenues:
Online game services	(278,294)	(638,473)	(1,378,018)
Advertising services	(217,604)	(235,841)	(312,921)
Wireless value-added services and others	(82,792)	(98,060)	(107,902)
Total cost of revenues	(578,690)	(972,374)	(1,798,841)

Gross profit (loss):
Online game services	2,350,890	2,701,458	3,476,484
Advertising services	153,783	110,843	259,737
Wireless value-added services and others	1,221	(27,728)	(27,393)
Total gross profit	2,505,894	2,784,573	3,708,828

All revenues of the Company’s reportable segments are derived from China based on the geographical locations where services are provided to customers.

Restricted Net Assets	12 Months Ended
Dec. 31, 2010
Restricted Net Assets
Restricted Net Assets

23.                Restricted Net Assets

Relevant PRC laws and regulations permit PRC companies to pay dividends only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. Additionally, the Company’s VIEs can only distribute dividends upon approval of the shareholders after they have met the PRC requirements for appropriation to statutory reserve. The statutory general reserve fund requires annual appropriations of 10% of net after-tax income should be set aside prior to payment of any dividends. As a result of these and other restrictions under PRC laws and regulations, the PRC subsidiaries and VIEs are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances, which restricted portion amounted to approximately RMB1.8 billion or 18.0% of the Company’s total consolidated net assets as of December 31, 2010. Even though the Company currently does not require any such dividends, loans or advances from the PRC subsidiaries and VIEs for working capital and other funding purposes, the Company may in the future require additional cash resources from its PRC subsidiaries and VIEs due to changes in business conditions, to fund future acquisitions and developments, or merely declare and pay dividends to or distributions to the Company’s shareholders. There were no undistributed retained earnings by the equity accounted investees in the consolidated retained earnings due to losses incurred by them.

Document and Entity Information (USD $)	12 Months Ended
Dec. 31, 2010
Document and Entity Information
Entity Registrant Name	NETEASE.COM, INC.
Entity Central Index Key	0001110646
Document Type	20-F
Document Period End Date	Dec 31, 2010
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float	$ 0
Entity Common Stock, Shares Outstanding	3,252,363,606
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY